UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. 1)
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒
Preliminary Proxy Statement

☐
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐
Definitive Proxy Statement

☐
Definitive Additional Materials

☐
Soliciting Material Pursuant to §240.14a-12

Aldel Financial II Inc.

(Name of Registrant as Specified In Its Amended and Restated Memorandum and Articles of Association)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒
No fee required

☐
Fee paid previously with preliminary materials

☐
Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

LETTER TO SHAREHOLDERS OF ALDEL FINANCIAL II INC.
104 S. Walnut Street, Unit 1A
Itasca, IL, 60143
NOTICE OF THE EXTRAORDINARY GENERAL MEETING OF
SHAREHOLDERS IN LIEU OF ANNUAL MEETING
To Be Held at 10:00 a.m. Eastern Time on [           ], 2026
Dear Shareholders of Aldel Financial II Inc.:
You are cordially invited to attend (in person or by proxy) the extraordinary general meeting of shareholders in lieu of annual meeting of Aldel Financial II Inc. (the “Company” or “ALDF”) to be held on [           ], 2026 at 10:00 a.m., Eastern Time, at the offices of the Company, located at 104 S. Walnut Street, Unit 1A, Itasca, IL, 60143, and virtually via the Internet at https://www.cstproxy.com/aldelfinancialii/2026, (the “Extraordinary General Meeting”), or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned. Shareholders are encouraged to observe the meeting virtually via the Internet at https://www.cstproxy.com/aldelfinancialii/2026. The accompanying proxy statement is dated September [  ], 2026.
The attached Notice of the Extraordinary General Meeting and accompanying Proxy Statement (the “Proxy Statement”) describe the business the Company will conduct at the Extraordinary General Meeting and provide information about the Company that you should consider when you vote your shares.
As set forth in the attached Proxy Statement, the Extraordinary General Meeting is being held to consider and vote upon the following proposals:
1.
Proposal No. 1 — Extension Amendment Proposal — A proposal, by special resolution, to amend (the “Extension Amendment”) the Company’s Amended and Restated Memorandum and Articles of Association by adopting the amendment to the Company’s Amended and Restated Memorandum and Articles of Association in the form set forth in Annex A to the Proxy Statement (i)  to allow the Company to extend the date by which the Company must consummate a business combination from October 23, 2026 (the “Deadline Date”) (the date that is 24 months from the closing date of the Company’s initial public offering of units (the “IPO”)) on a monthly basis up to fifteen times (each, an “Extension) until January 23, 2028 (the “Extended Date”) (the “Extension Amendment Proposal”) in accordance with the terms set forth in the Investment Management Trust Agreement, dated October 21, 2024 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer and Company (the “Trustee”), as amended. We refer to this proposal as the “Extension Amendment Proposal”;

2.
Proposal No. 2 Withdrawal Amendment Proposal — A proposal, by special resolution, to amend Article 186 (b) (ii) of the Articles to reduce the amount of interest earned on the trust account that the Company is entitled to withdraw from the trust account to cover liquidation and dissolution expenses from $100,000 to $25,000 We refer to this proposal as the “Withdrawal Amendment Proposal”;

3.
Proposal No. 3 — Trust Agreement Amendment Proposal — A proposal, by as a special resolution, to amend (the “Trust Agreement Amendment”) the Trust Agreement (i) to allow the Company to extend the date on which the Trustee must liquidate the trust account established by the Company in connection with the IPO (the “trust account”) if the Company has not completed its initial business combination by the Deadline Date, or extended such date on a monthly basis up to fifteen times until the Extended Date by depositing $50,000 (the “Extension Payment”) into the trust account for each one-month extension two (2) days prior to such Extension, and (ii) to reduce the amount of interest earned on the trust account that the Company is entitled to withdraw from the trust account to cover liquidation and dissolution expenses from $100,000 to $25,000 (the “Trust Agreement Amendment Proposal”);

4.
Proposal No. 4 — Director Election Proposal — A proposal, by as an ordinary resolution, to appoint Stuart Kovensky and Meltem Demirors as Class II directors on the Company’s board of directors to serve until the 2029 annual general meeting of the Company, until his or her successor is duly elected and qualified, or until his or her earlier death, resignation or removal (the “Director Election Proposal”); and
5.
Proposal No. 5 — Auditor Ratification Proposal — A proposal, as an ordinary resolution, to ratify the appointment by our audit committee of Fruci & Associates II, PLLC as the Company’s independent registered public accounting firm for the Company’s fiscal year ending 31 December 2025 (the Auditor Ratification Proposal:”); and

6.
Proposal No. 6 — Adjournment Proposal — A proposal, as an ordinary resolution, to approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, the Withdrawal Amendment Proposal, the Trust Agreement Amendment Proposal, the Director Election Proposal or the Auditor Ratification Proposal (the “Adjournment Proposal”), which will only be presented at the Extraordinary General Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve the aforementioned proposals, in which case the Adjournment Proposal will be the only proposal presented at the Extraordinary General Meeting.

The above matters are more fully described in the accompanying Proxy Statement, which you are encouraged to read carefully in its entirety.
Approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law and our existing amended and restated memorandum and articles of association (the “Articles”), being the affirmative vote of at least two-thirds (2/3) of the votes cast by the holders of the issued and outstanding Class A ordinary shares, par value $0.0001 per share, of the Company (“Class A Ordinary Shares”) and the Class B Ordinary Shares (together with the Class A Ordinary Shares, the “Ordinary Shares”) who are present in person or represented by proxy and entitled to vote thereon at the Extraordinary General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Extraordinary General Meeting.
Approval of the Withdrawal Amendment Proposal requires a special resolution under Cayman Islands law and our Articles, being the affirmative vote of at least two-thirds (2/3) of the votes cast by the holders of the issued and outstanding Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon at the Extraordinary General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Extraordinary General Meeting. Approval of the Trust Agreement Amendment Proposal requires a special resolution under Cayman Islands law, the Articles, and the Trust Agreement, being the affirmative vote of at least two-thirds (2/3) of the votes cast by the holders of the issued and outstanding Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon at the Extraordinary General Meeting.
Approval of the Director Election Proposal requires an ordinary resolution under Cayman Islands law and the Articles, being the affirmative vote of a simple majority of the votes cast by the holders of the issued and outstanding Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon at the Extraordinary General Meeting.
Approval of the Auditor Ratification Proposal requires an ordinary resolution under Cayman Islands law and the Articles, being the affirmative vote of a simple majority of the votes cast by the holders of the issued and outstanding Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon at the Extraordinary General Meeting.
Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law and the Articles, being the affirmative vote of a simple majority of the votes cast by the holders of the issued and outstanding Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon at the Extraordinary General Meeting.
As contemplated by the Articles, in the event that any amendment is made to the Articles to, among other things, modify the substance or timing of the Company’s obligation to allow redemptions in connection with a Business Combination, the holders of Public Shares (the “Public Shareholders ”) may elect to redeem their Public Shares upon the approval of any such amendment to the Articles in exchange for a pro rata share of the aggregate amount then on deposit in the Trust Account, including interest earned on the

Trust Account (net of taxes paid or payable, if any), divided by the number of then outstanding Public Shares (the “Redemption”). You may elect to redeem your Public Shares in connection with the Extraordinary General Meeting, regardless of whether you vote for or against the proposals, by following the instructions set forth in the accompanying Proxy Statement.
Notwithstanding the foregoing, pursuant to our Articles, a Public Shareholder, together with any affiliate of such Public Shareholder or any other person with whom such Public Shareholder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), will be restricted from redeeming its Public Shares with respect to more than an aggregate of 15% of the Public Shares, without the Company’s prior consent. Accordingly, if a Public Shareholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the Public Shares, then any such shares in excess of that 15% limit would not be redeemed for cash.
THE COMPANY’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE (I) “FOR” THE EXTENSION AMENDMENT PROPOSAL, (II) THE WITHDRAWAL AMENDMENT PROPOSAL, (III) THE TRUST AGREEMENT AMENDMENT PROPOSAL, (IV) THE DIRECTOR ELECTION PROPOSAL, (V) “FOR” THE AUDITOR RATIFICATION PROPOSAL AND (VI) “FOR” THE ADJOURNMENT PROPOSAL, IF PRESENTED.
Our board of directors has fixed the close of business on 10 September 2026 (the “Record Date”), as the record date for the Extraordinary General Meeting. Only shareholders of record on the Record Date are entitled to notice of and to vote at the Extraordinary General Meeting or any postponement or adjournment thereof. Further information regarding voting rights and the matters to be voted upon is presented in the accompanying proxy statement.
All of our shareholders are cordially invited to observe the Extraordinary General Meeting via the Internet at https://www.cstproxy.com/aldelfinancialii/2026. To ensure your representation at the Extraordinary General Meeting, however, you are urged to complete, sign, date and return your proxy card as soon as possible. You may revoke your proxy card at any time prior to the Extraordinary General Meeting. If you hold your Ordinary Shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that the shares you beneficially own are represented and voted at the Extraordinary General Meeting. In this regard, you must provide the record holder of your shares with instructions on how to vote your shares or, if you wish to attend the Extraordinary General Meeting and vote in person, you will need to obtain a legal proxy from your bank, broker or nominee authorizing you to vote these shares and email a copy (a legible photograph is sufficient) of your proxy to proxy@continentalstock.com no later than 72 hours prior to the Extraordinary General Meeting.
A shareholder’s failure to vote in person or by proxy will not be counted towards the number of Ordinary Shares required to validly establish a quorum. Abstentions, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Extraordinary General Meeting.
YOUR VOTE IS IMPORTANT. Please sign, date and return your proxy card as soon as possible. You are requested to carefully read the proxy statement and accompanying Notice of Extraordinary General Meeting for a more complete statement of matters to be considered at the Extraordinary General Meeting.
If you have any questions or need assistance voting your Ordinary Shares, please contact Advantage Proxy, Inc., our proxy solicitor, by calling 866-894-0536 (toll-free), or by emailing Ksmith@advantageproxy.com.
Sincerely,
/s/ Robert Kauffman

Robert Kauffman
Chairman and Chief Executive Officer
September [  ], 2026
If you return your proxy card signed and without an indication of how you wish to vote, your shares will be voted in favor of each of the proposals presented.
This proxy statement is dated September [  ], 2026.

IMPORTANT
Whether or not you expect to attend the Extraordinary General Meeting, you are respectfully requested by our Board of Directors to complete, sign, date and return the enclosed proxy card promptly, or follow the instructions contained in the proxy card or voting instructions provided by your bank, broker or other nominee. If you grant a proxy, you may revoke it at any time prior to the Extraordinary General Meeting.
PLEASE NOTE: If your shares are held in “street name”, your broker, bank, custodian, or other nominee holder cannot vote your shares on “non-routine” matters, such as the Extension Amendment Proposal, the Withdrawal Amendment Proposal, the Trust Agreement Amendment Proposal, the Director Election Proposal, the Auditor Ratification Proposal and the Adjournment Proposal (defined below) unless you direct the nominee holder how to vote by following the instructions contained on the voting instruction form provided by your broker, bank, custodian or other nominee.
TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST (1) IF YOU HOLD PUBLIC SHARES THROUGH UNITS, ELECT TO SEPARATE YOUR UNITS INTO THE UNDERLYING PUBLIC SHARES AND PUBLIC RIGHTS PRIOR TO EXERCISING YOUR REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES, (2) SUBMIT A WRITTEN REQUEST TO THE TRANSFER AGENT BY 5:00 P.M. EASTERN TIME ON [           ], 2026, THE DATE THAT IS TWO BUSINESS DAYS PRIOR TO THE SCHEDULED VOTE AT THE EXTRAORDINARY GENERAL MEETING, THAT YOUR PUBLIC SHARES BE REDEEMED FOR CASH, INCLUDING THE LEGAL NAME, PHONE NUMBER, AND ADDRESS OF THE BENEFICIAL OWNER OF THE SHARES FOR WHICH REDEMPTION IS REQUESTED, AND (3) DELIVER YOUR PUBLIC SHARES TO THE TRANSFER AGENT, PHYSICALLY OR ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM, IN EACH CASE IN ACCORDANCE WITH THE PROCEDURES AND DEADLINES DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

Aldel Financial II Inc.
104 S. Walnut Street, Unit 1A
Itasca, IL, 60143
NOTICE OF THE EXTRAORDINARY GENERAL MEETING OF
SHAREHOLDERS IN LIEU OF ANNUAL GENERAL MEETING
TO BE HELD ON MONDAY, [           ], 2026
To the Shareholders of Aldel Financial II Inc.:
NOTICE IS HEREBY GIVEN that an extraordinary general meeting of the shareholders in lieu of annual meeting (the “Extraordinary General Meeting”) of Aldel Financial II Inc., a Cayman Islands exempted company (the “Company” or “ALDF”), will be held on Monday, [           ], 2026 at 10:00 a.m., Eastern Time, at the offices of the Company, located at 104 S. Walnut Street, Unit 1A, Itasca, IL, 60143, United Sates of America, and virtually via the Internet at https://www.cstproxy.com/aldelfinancialii/2026, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned. Shareholders are encouraged to observe the meeting virtually. The Extraordinary General Meeting will be held to consider and vote upon the following proposals:
1.
To resolve as a special resolution, to amend (the “Extension Amendment”) the Company’s existing amended and restated memorandum and articles of association (the Articles) to (i) allow the Company to extend the date by which the Company must consummate a business combination from October 23, 2026 (the “Deadline Date”) (the date that is 24 months from the closing date of the Company’s initial public offering of units (the “IPO”)) on a monthly basis up to fifteen times (each, an “Extension”) until January 23, 2028 (the “Extended Date”) (the “Extension Amendment Proposal”) in accordance with the terms set forth in the Investment Management Trust Agreement, dated October 21, 2024, (the “Trust Agreement”) by and between the Company and Continental Stock Transfer and Company (the “Trustee”), as amended;

2.
To resolve, as a special resolution, to amend (the “Withdrawal Amendment”) Article 186 (b) (ii) of the Articles to reduce the amount of interest earned on the trust account that the Company is entitled to withdraw from the trust account to cover liquidation and dissolution expenses from $100,000 to $25,000 (the “Withdrawal Amendment Proposal”);

3.
To resolve as a special resolution, to amend (the “Trust Agreement Amendment”) the Trust Agreement (i) to allow the Company to extend the date on which the Trustee must liquidate the trust account established by the Company in connection with the IPO (the “trust account”) if the Company has not completed its initial business combination by the Deadline Date, or extended such date on a monthly basis up to fifteen times until the Extended Date by depositing $50,000 (the “Extension Payment”) into the trust account for each one-month extension two (2) days prior to such Extension, and (ii) to reduce the amount of interest earned on the trust account that the Company is entitled to withdraw from the trust account to cover liquidation and dissolution expenses from $100,000 to $25,000 (the “Trust Agreement Amendment Proposal”);

4.
To resolve as an ordinary resolution, to appoint Stuart Kovensky and Meltem Demirors as Class II directors on the Company’s board of directors to serve until the 2029 annual general meeting of the Company, until his or her successor is duly elected and qualified, or until his or her earlier death, resignation or removal (the “Director Election Proposal”);

5.
To resolve as an ordinary resolution, to ratify the appointment by our audit committee of Fruci & Associates II, PLLC as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2025 (the “Auditor Ratification Proposal”); and

6.
To resolve as an ordinary resolution, to approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, the Withdrawal Amendment Proposal, the Trust Agreement Amendment Proposal, the Director Election Proposal and/or the Auditor Ratification Proposal (the “Adjournment Proposal”), which will only be presented at the Extraordinary General Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve the aforementioned proposals, in which case the Adjournment Proposal will be the only proposal presented at the Extraordinary General Meeting.
The above matters are more fully described in the accompanying proxy statement, which you are encouraged to read carefully in its entirety. Notwithstanding the order in which the proposals are set out herein, the Company may put the proposals to the Extraordinary General Meeting in such order as it may determine.
The full text of the resolutions to be voted on is as follows:
Proposal No. 1 — Extension Amendment Proposal
“RESOLVED, as a special resolution, that the Amended and Restated Memorandum and Articles of Association of the Company, as amended by special resolution adopted on October 21, 2024, be further amended by the deletion of the current Article 186(a) in its entirety and the insertion of the following language in its place:
In the event that:
(a)    the Company does not consummate a Business Combination within 24 months from the consummation of the IPO (the “Deadline Date”) or such later date as approved by a resolution of the board of directors of the Company, at the request of the Sponsor, to extend the Deadline Date to consummate a Business Combination up to fifteen (15) times, each by an additional one (1) month, for a total of up to fifteen (15) months from the Deadline Date to complete a Business Combination, subject to the Sponsor depositing additional funds into the Trust Account as set out in the investment management trust agreement dated 21 October 2024 by and between (1) the Company and (2) Continental Stock Transfer & Trust Company (as amended) or such later time as the Members may approve by Special Resolution in accordance with these Articles, or”
Proposal No.2 — Withdrawal Amendment Proposal
“RESOLVED, as a special resolution, that the Amended and Restated Memorandum and Articles of Association of the Company, as amended by special resolution adopted on October 21, 2024, be further amended by the deletion of “US$100,000” in line 5 of Article 186 (b) (ii) and the insertion of “US$25,000”.
Proposal No. 3 — Trust Agreement Amendment Proposal
“RESOLVED, as a special resolution, that the Trust Agreement be amended (i) to allow the Company to extend the date on which the Trustee must liquidate the trust account established by the Company in connection with the IPO (the “trust account”) if the Company has not completed its initial business combination by the Deadline Date, or extended such date on a monthly basis up to fifteen times until the Extended Date by depositing $50,000 into the trust account for each one-month extension two (2) days prior to such Extension, and (ii) to reduce the amount of interest earned on the trust account that the Company is entitled to withdraw from the trust account to cover liquidation and dissolution expenses from $100,000 to $25,000.”
Proposal No. 4 — Director Election Proposal
“RESOLVED, as an ordinary resolution, that Stuart Kovensky and Meltem Demirors each be appointed as a Class II director on the Company’s board of directors to serve until the 2029 annual general meeting of the Company, until his or her successor is duly elected and qualified, or until his or her earlier death, resignation or removal.”
Proposal No. 5 — Auditor Ratification Proposal
“RESOLVED, as an ordinary resolution, that the appointment of Fruci & Associates II, PLLC as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2025 be ratified, approved and confirmed in all respects.”

Proposal No. 6 — Adjournment Proposal
“RESOLVED, as an ordinary resolution, that the adjournment of the Extraordinary General Meeting to a later time, date and place to be determined by the chairman of the Extraordinary General Meeting be and is hereby authorized and approved.”
Approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law and our existing amended and restated memorandum and articles of association (the “Articles”), being the affirmative vote of at least two-thirds (2/3) of the votes cast by the holders of the issued and outstanding Class A ordinary shares, par value $0.0001 per share, of the Company (“Class A Ordinary Shares”) and the Class B Ordinary Shares (together with the Class A Ordinary Shares, the “Ordinary Shares”) who are present in person or represented by proxy and entitled to vote thereon at the Extraordinary General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Extraordinary General Meeting.
Approval of the Withdrawal Amendment Proposal requires a special resolution under Cayman Islands law and our Articles being the affirmative vote of at least two-thirds (2/3) of the votes cast by the holders of the issued and outstanding Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon at the Extraordinary General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Extraordinary General Meeting
Approval of the Trust Agreement Amendment Proposal requires a special resolution under Cayman Islands law and the Trust Agreement, being the affirmative vote of at least two-thirds (2/3) of the votes cast by the holders of the issued and outstanding Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon at the Extraordinary General Meeting.
Approval of the Director Election Proposal requires an ordinary resolution under Cayman Islands law and our Articles, being the affirmative vote of a simple majority of the votes cast by the holders of the issued and outstanding Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon at the Extraordinary General Meeting.
Approval of the Auditor Ratification Proposal requires an ordinary resolution under Cayman Islands law and the Articles, being the affirmative vote of a simple majority of the votes cast by the holders of the issued and outstanding Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon at the Extraordinary General Meeting.
Approval of the Adjournment Proposal requires an ordinary resolution under Cayman Islands law and the Articles, being the affirmative vote of a simple majority of the votes cast by the holders of the issued and outstanding Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon at the Extraordinary General Meeting.
Only shareholders of record of the Company as of the close of business on September 10, 2026, are entitled to notice of, and to vote at, the Extraordinary General Meeting or any adjournment or postponement thereof. Each Ordinary Share entitles the holder thereof to one vote. On the record date, there were 29,868,214 Ordinary Shares issued and outstanding, including 23,707,500 Class A Ordinary Shares and 6,160,714 Class B Ordinary Shares. The Company’s warrants do not have voting rights in connection with the proposals.
Enclosed is the Proxy Statement containing detailed information about the Extraordinary General Meeting, the Extension Amendment Proposal, the Withdrawal Amendment Proposal, the Trust Agreement Amendment Proposal, the Director Election Proposal, the Auditor Ratification Proposal and the Adjournment Proposal.
Whether or not you plan to attend the Extraordinary General Meeting, the Company urges you to read this material carefully and vote your shares.
YOUR VOTE IS IMPORTANT. Proxy voting permits shareholders unable to attend the Extraordinary General Meeting in person to vote their shares through a proxy. By appointing a proxy, your shares will be represented and voted in accordance with your instructions. You can vote your shares by completing, signing, dating and returning your proxy card. Proxy cards that are signed and returned but do not include voting instructions will be voted by the proxy as recommended by our board of directors. You can change your voting instructions or revoke your proxy at any time prior to the Extraordinary General Meeting by following the instructions included in this proxy statement and on the proxy card. If you hold your Ordinary Shares in “street name” through a bank, broker or other nominee, you will need to follow the instructions provided to you by your bank, broker or other nominee to ensure that the shares you beneficially own are represented and voted at the Extraordinary General Meeting. In this regard, you must provide the record holder of your shares with instructions on how to vote your shares or, if you wish to attend the Extraordinary General Meeting and vote in person, you will need to obtain a legal proxy from your bank, broker or nominee authorizing you to vote these shares and email a copy (a legible photograph is sufficient) of your proxy to proxy@continentalstock.com no later than 72 hours prior to the Extraordinary General Meeting.
Whether or not you plan to attend the Extraordinary General Meeting, it is strongly recommended that you complete, sign, date and return your proxy card before the Extraordinary General Meeting date to ensure that your shares will be represented and voted at the Extraordinary General Meeting. You are urged to review carefully the information contained in the enclosed proxy statement prior to deciding how to vote your shares. If you have any questions or need assistance voting your Ordinary Shares, please contact Advantage Proxy, Inc., our proxy solicitor, by calling 866-894-0536 (toll-free), or by emailing Ksmith@advantageproxy.com.
By Order of our Board of Directors,
/s/ Robert Kauffman

Robert Kauffman
Chairman and Chief Executive Officer
September [  ], 2026
TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST (1) IF YOU HOLD PUBLIC SHARES THROUGH UNITS, ELECT TO SEPARATE YOUR UNITS INTO THE UNDERLYING PUBLIC SHARES AND PUBLIC RIGHTS PRIOR TO EXERCISING YOUR REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES, (2) SUBMIT A WRITTEN REQUEST TO THE TRANSFER AGENT BY 5:00 P.M. EASTERN TIME ON [           ], 2026, THE DATE THAT IS TWO BUSINESS DAYS PRIOR TO THE SCHEDULED VOTE AT THE EXTRAORDINARY GENERAL MEETING, THAT YOUR PUBLIC SHARES BE REDEEMED FOR CASH, INCLUDING THE LEGAL NAME, PHONE NUMBER, AND ADDRESS OF THE BENEFICIAL OWNER OF THE SHARES FOR WHICH REDEMPTION IS REQUESTED, AND (3) DELIVER YOUR PUBLIC SHARES TO THE TRANSFER AGENT, PHYSICALLY OR ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM, IN EACH CASE IN ACCORDANCE WITH THE PROCEDURES AND DEADLINES DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE EXTRAORDINARY GENERAL MEETING TO BE HELD ON [           ], 2026
This Notice of Extraordinary General Meeting and Proxy Statement, our Annual Report on Form 10-K for the period ended December 31, 2025 and our Quarterly Reports on Form 10-Q for the period ended March 31, 2026, and the period ended June 30, 2026 are available at https://www.cstproxy.com/aldelfinancialii/2026.

i

ALDEL FINANCIAL II INC.
PROXY STATEMENT
FOR THE EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS IN LIEU
ANNUAL GENERAL MEETING
To Be Held at 10:00 a.m. Eastern Time on Monday, [            ], 2026
This proxy statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by our board of directors (the “Board”) for use at the extraordinary general meeting of shareholders in lieu of annual meeting of Aldel Financial II Inc., a Cayman Islands exempted company (the “Company,” “ALDF,” “we,” “us” or “our”), and any postponements or adjournments thereof (the “Extraordinary General Meeting”). The Extraordinary General Meeting will be held on Monday, [            ], 2026 at 10:00 a.m. Eastern Time, at the offices of the Company, located at 104 S. Walnut Street, Unit 1A, Itasca, IL, 60143, and virtually via the Internet at https://www.cstproxy.com/aldelfinancialii/2026. Shareholders are encouraged to observe the meeting virtually.
CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
This proxy statement contains “forward-looking statements” for purposes of the federal securities laws. Our forward-looking statements include, but are not limited to, statements regarding our or our directors’ or executive officers’ expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “shall,” “should,” “will,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements herein may include, for example, statements about:
•
our ability to select an appropriate target business or businesses;

•
our ability to consummate our initial business combination;

•
our expectations around the performance of a prospective target business or businesses;

•
our success in retaining or recruiting, or changes required in, our executive officers, key employees or directors following our initial business combination;

•
our directors and executive officers allocating their time to other businesses and potentially having conflicts of interest with our business or in approving our initial business combination;

•
our potential ability to obtain additional financing to consummate our initial business combination;

•
our pool of prospective target businesses;

•
the ability of our directors and executive officers to generate a number of potential business combination opportunities;

•
the use of proceeds not held in the Trust Account or available to us from interest income on the Trust Account balance;

•
the Trust Account not being subject to claims of third parties; or

•
our financial performance.

Additional information on these and other factors that may cause actual results and the Company’s performance to differ materially is included in the Company’s periodic reports filed with the Securities and Exchange Commission (the “SEC”), including but not limited to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, including those factors described under the heading “Risk Factors” therein, and subsequent Quarterly Reports on Form 10-Q. Copies of the Company’s filings with the SEC are available publicly on the SEC’s website at www.sec.gov or may be obtained by contacting the Company. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. These forward-looking statements are made only as of the date hereof, and the Company undertakes no obligations to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND
OUR EXTRAORDINARY GENERAL MEETING
The information provided in the “question and answer” format below is for your convenience only and is merely a summary of the information contained in this proxy statement. You should read this entire proxy statement carefully.
What is a quorum?
A quorum is the minimum number of shares required to be present at the Extraordinary General Meeting for the Extraordinary General Meeting to be properly held under our Articles (defined below) and the Companies Act (as amended) of the Cayman Islands (the “Companies Act”). The presence, in person or by proxy, or if a corporation or other non-natural person, by its duly authorized representative or proxy, of the holders of a simple majority of the issued and outstanding Ordinary Shares (defined below) entitled to vote at the Extraordinary General Meeting constitutes a quorum. Proxies that are signed and dated but marked “abstain” and proxies relating to “street name” shares that are returned to us but marked by brokers as “not voted” (so-called “broker non-votes”) will be treated as shares present for purposes of determining the presence of a quorum. If a shareholder does not give the broker voting instructions, under applicable self-regulatory organization rules, its broker may not vote its shares on “non-routine” matters, such as the Extension Amendment Proposal, the Withdrawal Amendment Proposal, the Trust Agreement Amendment Proposal, the Director Election Proposal, the Auditor Ratification Proposal and the Adjournment Proposal (defined below).
What is the effect of giving a proxy?
Proxies are solicited by and on behalf of our board of directors. Hassan Baqar has been designated as the proxy by our board of directors. When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Extraordinary General Meeting in accordance with the instructions of the shareholder. If no specific instructions are given, however, the shares will be voted in accordance with the recommendations of our board of directors as described below. If any matters not described in this proxy statement are properly presented at the Extraordinary General Meeting, the proxy holders will use their own judgment to determine how to vote the shares. If the Extraordinary General Meeting is adjourned, the proxy holders can vote the shares on the new Extraordinary General Meeting date as well, unless you have properly revoked your proxy instructions, as described above.
Who will solicit and pay the cost of soliciting proxies for the Extraordinary General Meeting?
Our board of directors is soliciting proxies for use at the Extraordinary General Meeting. All costs associated with this solicitation will be borne directly by the Company. We have engaged Advantage Proxy, Inc. (“Advantage Proxy”) to assist in the solicitation of proxies for the Extraordinary General Meeting. We have agreed to pay Advantage Proxy a fee of $7,000, plus disbursements, and will reimburse Advantage Proxy for its reasonable out-of-pocket expenses and indemnify Advantage Proxy against certain losses, damages, expenses, liabilities or claims. We will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of the Class A ordinary shares, par value $0.0001 per share, of the Company (“Class A Ordinary Shares”) for their expenses in forwarding soliciting materials to beneficial owners of Class A Ordinary Shares and in obtaining voting instructions from those owners. Our directors and officers may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.
What matters am I voting on?
Holders of Class A Ordinary Shares and holders of Class B ordinary shares, par value $0.0001 per share (the “founder shares” or “Class B Ordinary Shares” and together with the Class A Ordinary Shares, the “Ordinary Shares”) will be voting on the following proposals.
1.
Extension Amendment Proposal.   To amend (the “Extension Amendment”), as a special resolution, the Company’s Amended and Restated Memorandum and Articles of Association to allow the Company to extend the date by which the Company must consummate a business combination from

October 23, 2026 (the “Deadline Date”) (the date that is 24 months from the closing date of the Company’s initial public offering of units (the “IPO”)) on a monthly basis up to fifteen times (each, an “Extension”) until January 23, 2028 (the “Extended Date”) (the “Extension Amendment Proposal”) in accordance with the terms set forth in the Investment Management Trust Agreement, dated October 21, 2024, by and between the Company and Continental Stock Transfer and Company (the “Trustee”), as amended.
2.
Withdrawal Amendment Proposal.    To amend (the “Withdrawal Amendment”), as a special resolution, Article 186 (b) (ii) of the Company’s Amended and Restated Memorandum and Articles of Association to reduce the amount of interest earned on the trust account that the Company is entitled to withdraw from the trust account to cover liquidation and dissolution expenses from $100,000 to $25,000.

3.
Trust Agreement Amendment Proposal.   To amend (the “Trust Amendment”), as a special resolution, the Trust Agreement (ii) to allow the Company to extend the date on which the Trustee must liquidate the trust account established by the Company in connection with the IPO (the “trust account”) if the Company has not completed its initial business combination by the Deadline Date, or extended such date on a monthly basis up to fifteen times until the Extended Date by depositing $50,000 (the “Extension Payment”) into the trust account for each one-month extension two (2) days prior to such Extension, and (ii) to reduce the amount of interest earned on the trust account that the Company is entitled to withdraw from the trust account to cover liquidation and dissolution expenses from $100,000 to $25,000.

4.
Director Election Proposal.   To appoint Stuart Kovensky and Meltem Demirors as Class II directors on the Company’s board of directors to serve until the 2029 annual general meeting, until his or her successor is duly elected and qualified, or until his or her earlier death, resignation or removal.

5.
Auditor Ratification Proposal.   To ratify the appointment of Fruci & Associates II, PLLC as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2025.

6.
Adjournment Proposal.   To approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, the Withdrawal Amendment Proposal, the Trust Agreement Amendment Proposal, the Director Election Proposal or the Auditor Ratification Proposal (the “Adjournment Proposal”), which will only be presented at the Extraordinary General Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve the aforementioned proposals, in which case the Adjournment Proposal will be the only proposal presented at the Extraordinary General Meeting.

Are the proposals conditioned on one another?
Approval of the Extension Amendment Proposal, the Withdrawal Amendment Proposal, the Trust Agreement Amendment Proposal and the Withdrawal Amendment Proposal are conditions to the adoption and implementation of the Extension Amendment, the Withdrawal Amendment, the Trust Agreement Amendment and the Extension.
If the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the Withdrawal Amendment Proposal are approved and one or more ALDF shareholders elect to redeem their public shares, ALDF will remove from the trust account and deliver to the holders of such redeemed public shares an amount equal to the pro rata portion of funds available in the trust account with respect to such redeemed public shares, as described in more detail in this Proxy Statement, and will retain the remainder of the funds in the trust account for ALDF’s use in connection with consummating a Business Combination on or before the expiration of the Extended Date.
If the Extension Amendment Proposal, the Withdrawal Amendment Proposal, and the Trust Agreement Amendment Proposal are not approved and a Business Combination is not consummated by the Deadline

Date, or such later date that may be approved by ALDF shareholders, ALDF shall (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the trust account and not previously released to us to pay our taxes and to cover liquidation and dissolution expenses, divided by the number of then-outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, dissolve and liquidate, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.
The Sponsor, BTIG, LLC and all of ALDF’s directors and officers (the “initial shareholders”) have waived their rights to participate in any liquidating distribution with respect to the founder shares and private units held by them. There will be no distribution from the trust account with respect to ALDF’s warrants, which will expire worthless in the event ALDF dissolves and liquidates the Trust Account.
The Director Election Proposal, the Auditor Ratification Proposal and the Adjournment Proposal are not conditional on the approval of the Extension Amendment Proposal, the Trust Agreement Amendment Proposal or the Withdrawal Amendment Proposal.
Why is ALDF proposing the Extension Amendment Proposal, the Withdrawal Amendment Proposal, the Trust Agreement Amendment Proposal and the Adjournment Proposal?
The Articles provide for the return of the IPO proceeds held in the trust account to the holders of public shares sold in the IPO if there is no qualifying Business Combination consummated on or before the Deadline Date. The purpose of the Extension Amendment Proposal, the Withdrawal Amendment Proposal, the Trust Agreement Amendment Proposal, and, if necessary, the Adjournment Proposal, is to allow ALDF additional time to identify and complete a Business Combination. The Board has determined that it is in the best interests of ALDF to seek an extension of the Deadline Date and have ALDF shareholders approve the Extension Amendment Proposal, the Withdrawal Amendment Proposal, and the Trust Agreement Amendment Proposal to allow additional time to consummate the Business Combination. Additionally, the purpose of the Extension Amendment Proposal is to simultaneously (i) provide those ALDF shareholders who do not wish to extend the Deadline Date with the opportunity to exercise their redemption rights earlier than they would if ALDF liquidated on the Deadline Date and (ii) allow those ALDF shareholders who wish for ALDF to continue to consummate the Business Combination to remain shareholders. Currently, the Company has until the Deadline Date, or October 23, 2026, to consummate a Business Combination.
The Board has determined that it is in the best interests of ALDF to seek an extension of the Deadline Date and have ALDF shareholders approve the Extension Amendment Proposal, the Withdrawal Amendment Proposal and the Trust Agreement Amendment Proposal to allow for additional time to consummate the Business Combination. The Board believes that the current Deadline Date will not provide sufficient time to identify and complete a Business Combination. However, even if the Extension Amendment Proposal, the Withdrawal Amendment Proposal and the Trust Agreement Amendment Proposal are approved and the Extension Amendment, the Withdrawal Amendment, the Trust Agreement Amendment and the Extensions are implemented, there is no assurance that ALDF will be able to consummate the Business Combination by the Extended Date given the actions that must occur prior to closing of a Business Combination.
You are not being asked to vote on a Business Combination at this time. If the Extension Amendment Proposal, the Trust Agreement Amendment Proposal and the Withdrawal Amendment Proposal are approved and the Extension Amendment, the Withdrawal Amendment and the Trust Agreement Amendment and Extension are implemented and you do not elect to redeem all your public shares, you will retain the right to vote on any such Business Combination when and if it is submitted to shareholders (provided that you are a shareholder on the applicable record date) and the right to redeem your remaining public shares for cash in the event a Business Combination is approved and completed or in the event we have not consummated a Business Combination by the Extended Date, January 23, 2028. There is no guarantee that we will be able to complete the Business Combination before the expiration of the Extended Date, January 23, 2028.

Why should I vote “FOR” the Extension Amendment Proposal?
ALDF is proposing the Extension Amendment Proposal to give the Company the right to extend the time available to complete a business combination from October 23, 2026 to January 23, 2028. The Board believes that the current Deadline Date will not provide sufficient time to complete a Business Combination. However, even if the Extension Amendment Proposal, the Withdrawal Amendment Proposal and the Trust Agreement Amendment Proposal are approved and the Extension Amendment, the Trust Agreement Amendment and the Extension are implemented, there is no assurance that ALDF will be able to consummate a Business Combination by the Extended Date, given the actions that must occur prior to closing of a Business Combination.
If the Extension Amendment Proposal, the Withdrawal Amendment Proposal and the Trust Agreement Amendment Proposal are approved, we may, by resolution of the Board, avail ourselves of fifteen (15) additional one-month extension periods to identify and consummate a Business Combination, subject to the Sponsor or its affiliates or designees, upon five days’ advance notice prior to the applicable Business Combination deadline, depositing into the Trust Account for each such one-month extension, on or prior to the date of the applicable Business Combination deadline, $50,000 per one-month extension. In the event that our Board elects to extend the time to complete a Business Combination, pay the Extension Payment, and deposit the Extension Payment into the Trust Account, the Sponsor will receive a non-interest bearing, unsecured promissory note equal to the amount of the Extension Payment, which amount will not be repaid in the event that we are unable to close a Business Combination unless there are funds available outside the Trust Account to do so. Our Sponsor and its affiliates or designees are not obligated to fund the Trust Account to extend the time for us to complete our Business Combination. To the extent that some, but not all, of our Sponsor’s affiliates or designees, decide to extend the period of time to consummate our Business Combination, such affiliates or designees may deposit the entire amount required. If we are unable to consummate our Business Combination within such time period, we will, as promptly as possible but not more than 10 business days thereafter, redeem 100% of our Public Shares for a pro rata portion of the funds held in the Trust Account, including a pro rata portion of any interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes and cover any liquidation and dissolution expenses, and then seek to dissolve and liquidate. However, we may not be able to distribute such amounts as a result of claims of creditors which may take priority over the claims of our public shareholders. In the event of our dissolution and liquidation, warrants will expire and be worthless.
The Board recommends that you vote in favor of the Extension Amendment Proposal.
Why should I vote “FOR” the Withdrawal Amendment Proposal?
In connection with the Trust Agreement Amendment Proposal, ALDF is proposing to amend Section 1(i) of the existing Trust Agreement to reduce the amount of interest earned on the trust account that the Company is entitled to withdraw from the trust account to cover liquidation and dissolution expenses from $100,000 to $25,000. If this reduction in the amount available to dissolution expenses is implemented, ALDF will fund any costs and expenses associated with its dissolution and liquidation beyond the $25,000 limit from sources outside the trust account, to the extent such funds are available. However, the Articles currently provide that ALDF is entitled to withdraw the sum of US$100,000 from the trust account to cover liquidation and dissolution expenses. Accordingly, to ensure that the Articles are consistent with the proposed changes to the existing Trust Agreement, it is necessary to amend Article 186 (b) (ii) of the Articles to reduce the amount of interest earned on the trust account that the Company is entitled to withdraw from the trust account to cover liquidation and dissolution expenses from $100,000 to $25,000.
The Board recommends that you vote in favor of the Withdrawal mendment Proposal.
Why should I vote “FOR” the Trust Agreement Amendment Proposal?
ALDF is proposing the Trust Agreement Amendment Proposal to allow the Company to extend the Deadline Date up to fifteen (15) times for an additional one (1) month each time from the Deadline Date up to the Extended Date January 23, 2028 by providing five days’ advance notice to the Trustee prior to the applicable Deadline Date or Extended Date. However, even if the Extension Amendment Proposal and the Trust Agreement Amendment Proposal are approved and the Extension Amendment, the Trust Agreement

Amendment and the Extensions are implemented, there is no assurance that ALDF will be able to consummate a Business Combination by the Extended Date, given the actions that must occur prior to closing of a Business Combination.
Is ALDF also proposing to change the amount it may withdraw from the Trust Account to pay dissolution expenses?
Yes. In connection with the Trust Agreement Amendment Proposal, ALDF is also proposing to amend Section 1(i) of the Existing Trust Agreement, and a corresponding provision of the Articles to reduce the amount of interest earned on the trust account that the Company is entitled to withdraw from the trust account to cover liquidation and dissolution expenses from $100,000 to $25,000. If this reduction in the amount available to dissolution expenses is implemented, ALDF will fund any costs and expenses associated with its dissolution and liquidation beyond the $25,000 limit from sources outside the trust account, to the extent such funds are available.
The Board recommends that you vote in favor of the Trust Agreement Amendment Proposal.
When and where will the Extraordinary General Meeting be held?
The Extraordinary General Meeting will be held at 10:00 a.m. Eastern Time, on [ ], 2026, at the offices of the Company, located at 104 S. Walnut Street, Unit 1A, Itasca, IL, 60143, and virtually via live webcast online at https://www.cstproxy.com/aldelfinancialii/2026, or at such other time, on such other date and at such other place to which the meeting may be postponed or adjourned. Shareholders are encouraged to observe the meeting virtually. The virtual meeting format allows attendance from any location in the world. You can attend the meeting, vote, and submit questions via live audio webcast by visiting https://www.cstproxy.com/aldelfinancialii/2026 and entering the control number found on your proxy card. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares.
How does our board of directors recommend that I vote on these proposals?
Our board of directors recommends a vote:
•
“FOR” the appointment of Stuart Kovensky and Meltem Demirors as Class II directors;

•
“FOR” the ratification of the appointment of Fruci & Associates II, PLLC as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2025; and

•
“FOR” the Adjournment Proposal, if presented.

Who is entitled to vote?
Holders of our Ordinary Shares as of the close of business on September 10, 2026, the record date, are entitled to vote at the Extraordinary General Meeting. As of the record date, there were 29,868,214 Ordinary Shares issued and outstanding, consisting of 23,707,500 Class A Ordinary Shares and 6,160,714 Class B Ordinary Shares. In deciding all matters at the Extraordinary General Meeting, each shareholder will be entitled to one vote for each Ordinary Share held by them on the record date. Holders of Class A Ordinary Shares and holders of Class B Ordinary Shares will vote together as a single class on all matters submitted to a vote of our shareholders at the Extraordinary General Meeting. We do not have cumulative voting rights for the election of directors.
Registered Shareholders.   If our shares are registered directly in your name with our transfer agent, Continental, you are considered the shareholder of record with respect to those shares. As the shareholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote in person at the Extraordinary General Meeting.

Street Name Shareholders.   If our shares are held on your behalf in a brokerage account or by a bank or other nominee, you are considered the beneficial owner of those shares held in “street name,” and your broker or nominee is considered the shareholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker or nominee as to how to vote your shares. However, since a beneficial owner is not the shareholder of record, you may not vote your Ordinary Shares at the Extraordinary General Meeting unless you follow your broker’s procedures for obtaining a legal proxy. Throughout this proxy, we refer to shareholders who hold their shares through a broker, bank or other nominee as “beneficial owners” or “street name shareholders.”
How do I vote?
Registered Shareholders.   If you are a holder of record of Ordinary Shares on the record date for the Extraordinary General Meeting, you may vote in person at the Extraordinary General Meeting or by submitting a proxy for the Extraordinary General Meeting.
Voting by Proxy.   You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope. By signing, dating and returning the proxy card, you are authorizing the individual(s) named on the proxy card to vote your shares at the Extraordinary General Meeting in the manner you indicate. You are encouraged to complete, sign, date and return the proxy card even if you plan to attend the Extraordinary General Meeting so that your shares will be represented and voted if you are unable to attend the Extraordinary General Meeting. If you receive more than one proxy card, it is an indication that your shares are held in multiple accounts. Please complete, sign, date and return all proxy cards to ensure that all of your shares are voted. If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted FOR each of the proposals presented at the Extraordinary General Meeting. If you fail to return your proxy card and do not vote in person or by proxy at the Extraordinary General Meeting, your shares (i) will not be counted for the purposes of determining whether a quorum is present at the Extraordinary General Meeting or whether the Extension Amendment Proposal, the Withdrawal Amendment Proposal, the Trust Agreement Amendment Proposal, the Director Election Proposal, the Auditor Ratification Proposal or Adjournment Proposal (as the case may be) is approved by the requisite votes.
Voting in Person.   If you attend the Extraordinary General Meeting and plan to vote in person at the offices of the Company, you will be provided with a ballot at the Extraordinary General Meeting.
Voting Electronically.   You may attend and vote at the Extraordinary General Meeting by visiting https://www.cstproxy.com/aldelfinancialii/2026 and entering the control number found on your proxy card.
Street name shareholders.   If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares or, if you wish to attend the Extraordinary General Meeting and vote in person, obtain a legal proxy from your broker, bank or nominee authorizing you to vote these shares and email a copy (a legible photograph is sufficient) of your proxy to proxy@continentalstock.com no later than 72 hours prior to the Extraordinary General Meeting. Street name shareholders should contact their bank, broker or nominee for instructions regarding obtaining a legal proxy.
How do I attend the Extraordinary General Meeting via live audio webcast?
If you are a registered shareholder, you will receive a proxy card which contains instructions on how to attend the Extraordinary General Meeting via live audio webcast including the URL address, along with your control number. You will need your control number for access. If you do not have your control number, contact Continental at 917-262-2373, or email proxy@continentalstock.com.
You can pre-register to attend the Extraordinary General Meeting starting [ ], 2026 at 9:00 a.m., Eastern Time (five business days prior to the meeting date) by https://www.cstproxy.com/aldelfinancialii/2026 and entering your control number, name and email address. Once you pre-register you can vote or enter questions in the chat box during the Extraordinary General Meeting. At the start of the Extraordinary

General Meeting, you will need to log in again using your control number and will also be prompted to enter your control number if you vote during the Extraordinary General Meeting.
If you hold your shares in “street name,” which means your shares are held of record by a bank, broker or nominee, you will need to contact Continental to receive a control number. If you plan to vote at the Extraordinary General Meeting, you will need to have a legal proxy from your bank, broker or other nominee or if you would like to join and not vote, Continental will issue you a guest control number with proof of ownership. In either case, you must contact Continental for specific instructions on how to receive the control number. Continental can be contacted at the number or email address above. Please allow up to 72 hours prior to the meeting for processing your control number. Street name shareholders should contact their bank, broker or nominee for instructions regarding obtaining a legal proxy.
If you do not have access to Internet, you can listen only to the meeting by dialing +1 800-450-7155 (toll-free) (or +1 857-999-9155 (standard rates apply) if you are located outside the United States and Canada (standard rates apply)) and when prompted enter the conference ID number: 5758246#. Please note that you will not be able to vote or ask questions at the Extraordinary General Meeting if you choose to participate telephonically.
A separate conference line to allow participants to communicate with each other during the Extraordinary General Meeting will also be made available.
What happens if the Extension Amendment Proposal, the Withdrawal Amendment Proposal and the Trust Agreement Amendment Proposal are not approved?
If there are insufficient votes to approve the Extension Amendment Proposal, the Withdrawal Amendment Proposal and the Trust Agreement Amendment Proposal, ALDF may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Extensions.
If the Extension Amendment Proposal, the Withdrawal Amendment Proposal and the Trust Agreement Amendment Proposal are not approved and the Business Combination is not consummated by the Deadline Date, or such later date that may be approved by ALDF shareholders, ALDF shall (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the trust account and not previously released to us to pay our taxes and up to $100,000 to cover any liquidation and dissolution expenses, divided by the number of then-outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, dissolve and liquidate, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.
The Sponsor, BTIG, LLC and the officers, directors and the initial shareholders of ALDF waived their rights to participate in any liquidation distribution with respect to the founder shares and private units held by them. There will be no distribution from the trust account with respect to ALDF’s warrants, which will expire worthless in the event ALDF dissolves and liquidates the Trust Account.
If the Extension Amendment Proposal and the Withdrawal Amendment Proposal are approved, what happens next?
If the Extension Amendment Proposal and the Withdrawal Amendment Proposal are approved, then the amendment to ALDF’s Articles in substantially the form that appears in Annex A hereto will be adopted with immediate effect and ALDF will proceed to file the amendment to the Articles, together with other necessary documents, with the Cayman Islands Registrar of Companies and will continue its efforts to consummate the Business Combination on or before the Extended Date, January 23, 2028.
If the Extension Amendment Proposal and the Withdrawal Amendment Proposal are approved and the Extension is implemented, the removal from the trust account of the amount equal to the pro rata portion of funds available in the trust account with respect to such redeemed public shares will reduce the amount remaining in the trust account and increase the percentage interest of ALDF held by ALDF’s officers, directors, the Sponsor and its affiliates.
Even if the Extension Amendment Proposal and the Withdrawal Amendment Proposal are approved, ALDF may nevertheless choose to liquidate the Company on the Deadline Date.
If the Trust Agreement Amendment Proposal is approved, what happens next?
If the Trust Agreement Amendment Proposal, the Extension Amendment Proposal and the Withdrawal Amendment Proposal are approved, then ALDF will amend its Trust Agreement in substantially the form that appears in Annex B hereto and will continue its efforts to consummate the Business Combination on or before the Extended Date, January 23, 2028.
How may my brokerage firm or other intermediary vote my shares if I fail to provide timely instructions?
Brokerage firms and other intermediaries holding our shares in street name for customers are generally required to vote such shares in the manner directed by their customers. In the absence of timely instructions, your broker will have discretion to vote your shares on our sole “routine” matter: the proposal to ratify the appointment of Fruci & Associates II, PLLC. Your broker will not have discretion to vote on the appointment of Stuart Kovensky and Meltem Demirors as Class II directors or the Adjournment Proposal, which are each “non-routine” matters, absent direction from you.
How many votes are needed for approval of each proposal?
•
Proposal No. 1 — Extension Amendment Proposal:   Approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law and the Articles, being the affirmative vote of at least two-thirds (2/3) of the votes cast by the holders of the issued and outstanding Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon at the Extraordinary General Meeting.

•
Proposal No. 2 —  Withdrawal Amendment Proposal:   Approval of the Withdrawal Amendment Proposal requires a special resolution under Cayman Islands law and the Articles, being the affirmative vote of at least two-thirds (2/3) of the votes cast by the holders of the issued and outstanding Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon at the Extraordinary General Meeting.

•
Proposal No. 3 — Trust Agreement Amendment Proposal:   Approval of the Trust Agreement Amendment Proposal requires a special resolution under Cayman Islands law and the Trust Agreement, being the affirmative vote of at least two-thirds (2/3) of the votes cast by the holders of the issued and outstanding Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon at the Extraordinary General Meeting.

•
Proposal No. 4 — Director Election Proposal:   The election of the Class I director must be approved by an ordinary resolution under Cayman Islands law and our amended and restated articles of association (the “Articles”), being the affirmative vote of a simple majority of the votes cast by the holders of the issued and outstanding Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon at the Extraordinary General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Extraordinary General Meeting.

•
Proposal No. 5 — Auditor Ratification Proposal:   The ratification of the appointment of Fruci & Associates II, PLLC requires an ordinary resolution under Cayman Islands law and the Articles, being the affirmative vote of a simple majority of the votes cast by the holders of the issued and outstanding Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon at the Extraordinary General Meeting. Abstentions, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Extraordinary General Meeting. Brokers are entitled to vote on this proposal, and therefore broker non-votes are not expected to exist and will have no effect on the outcome of this proposal.

•
Proposal No. 6 — Adjournment Proposal:   The approval of the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, the Withdrawal Amendment Proposal, the Trust Agreement Amendment Proposal, the Director Election Proposal and/or the Auditor Ratification Proposal, which will only be presented at the Extraordinary General Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve the aforementioned proposals, in which case the Adjournment Proposal will be the only proposal presented at the Extraordinary General Meeting, requires an ordinary resolution under Cayman Islands law and the Articles, being the affirmative vote of a simple majority of the votes cast by the holders of the outstanding Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon at the Extraordinary General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the annual meeting.

What if I want to vote against or don’t want to vote for any of the proposals?
If you do not want any of the proposals to be approved, you should vote against such proposal. A shareholder’s failure to vote by proxy or to vote in person at the Extraordinary General Meeting will not be counted towards the number of Ordinary Shares required to validly establish a quorum. Abstentions, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Extraordinary General Meeting.
How do the Company’s insiders intend to vote their shares?
The initial shareholders of the Company collectively have the right to vote approximately 21.0% of the Company’s issued and outstanding Ordinary Shares and are expected to vote all of their shares in favor of each proposal to be voted upon by our shareholders.
What interests do ALDF’s Sponsor, directors and officers have in the approval of the Extension Amendment Proposal, the Withdrawal Amendment Proposal and the Trust Agreement Amendment Proposal?
ALDF’s Sponsor, directors and officers have interests in the Extension Amendment Proposal, the Withdrawal Amendment Proposal and the Trust Agreement Amendment Proposal that may be different from, or in addition to, your interests as a shareholder. These interests include, among others, ownership, directly or indirectly of Founder Shares and Private Placement Units that may become exercisable in the future. See the section entitled “The Extraordinary General Meeting of Shareholders in lieu of Annual General Meeting — Interests of the Initial Shareholders” in this Proxy Statement.
Do I have appraisal rights or dissenters’ rights if I object to the Extension Amendment Proposal?
No. There are no appraisal rights available to ALDF shareholders in connection with the Extension Amendment Proposal.
How are the funds in the Trust Account currently being held?
The funds in the Trust Account are invested only in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act of 1940, as amended (the “Investment Company Act”) which invest only in direct U.S. government treasury obligations.
If I am a Public Shareholder, can I exercise redemption rights with respect to my public shares?
Yes. If you are a holder of public shares, you have the right to request that we redeem all or a portion of your Public Shares for cash provided that you follow the procedures and deadlines described elsewhere in this Proxy Statement. Public shareholders may elect to redeem all or a portion of the public shares held by them regardless of if or how they vote in respect of proposals. If you wish to exercise your redemption rights, please see the answer to the question: “How do I exercise my redemption rights?”.

Notwithstanding the foregoing, pursuant to our Articles, a public shareholder, together with any affiliate of such public shareholder or any other person with whom such public shareholder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act), will be restricted from redeeming its Public Shares with respect to more than an aggregate of 15% of the public shares, without the Company’s prior written consent. Accordingly, if a public shareholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the public shares, then any such shares in excess of that 15% limit would not be redeemed for cash.
If I own public warrants, can I exercise redemption rights with respect to my public rights?
No. The holders of public warrants have no redemption rights with respect to such public warrants.
If I am a unit holder, can I exercise redemption rights with respect to my units?
No. Holders of issued and outstanding units must separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares.
If you hold units registered in your own name, you must deliver the certificate for such units to the Trustee with written instructions to separate such units into public shares and public warrants. This must be completed far enough in advance to permit the mailing of the public share certificates back to you so that you may then exercise your redemption rights upon the separation of the public shares from the units. See “How do I exercise my redemption rights?” below.
If a broker, dealer, commercial bank, trust company or other nominee holds your Units, you must instruct such nominee to separate your units. Your nominee must send written instructions by facsimile to the Trustee. Such written instructions must include the number of Units to be split and the nominee holding such Units. Your nominee must also initiate electronically, using DTC’s DWAC system, a withdrawal of the relevant Units and a deposit of an equal number of public shares and public warrants. This must be completed far enough in advance to permit your nominee to exercise your redemption rights upon the separation of the public shares from the units. While this is typically done electronically the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your public shares to be separated in a timely manner, you will likely not be able to exercise your redemption rights.
How do I exercise my redemption rights?
In connection with the Extension Amendment Proposal and the Withdrawal Amendment Proposal contingent upon the approval and the implementation of the Extension Amendment, the Withdrawal Amendment and the Trust Agreement Amendment and the Extension, ALDF public shareholders may seek to redeem all or a portion of their public shares for a pro rata portion of the funds available in the trust account at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to ALDF to pay its taxes, divided by the number of then-issued and outstanding public shares. Notwithstanding the foregoing, even if the Extension Amendment Proposal, the Withdrawal Amendment Proposal and the Trust Agreement Amendment Proposal are approved, the Board of ALDF may nevertheless choose to liquidate the Company on the Deadline Date.
Pursuant to our Articles, a public shareholder may request to redeem all or a portion of such holder’s public shares for cash if the Extension Amendment and the Withdrawal Amendment Proposal are approved and implemented. As a holder of public shares, you will be entitled to receive cash for any public shares to be redeemed only if you:
(i)
(a) hold public shares or (b) hold public shares through units and elect to separate your units into the underlying Public Shares and Public Rights prior to exercising your redemption rights with respect to the public shares;

(ii)
submit a written request to the Trustee including the legal name, phone number and address of the beneficial owner of the Public Shares for which redemption is requested, that ALDF redeem all or a portion of your Public Shares for cash; and

(iii)
deliver your share certificates for public shares (if any) along with other applicable redemption forms to the Trustee, physically or electronically through DTC.

Holders must complete the procedures for electing to redeem their public shares in the manner described above prior to 5:00 p.m., Eastern Time, on [ ], 2026 (two business days prior to the scheduled vote at the Extraordinary General Meeting) in order for their public shares to be redeemed. Public shareholders may elect to redeem public shares regardless of if or how they vote in respect of the Extension Amendment Proposal and the Withdrawal Amendment Proposal. If the Extension Amendment, the Withdrawal Amendment, the Trust Agreement Amendment and the Extension are not approved, the public shares will be returned to the respective holder, broker or bank. ALDF requests that any requests for redemption include the identity as to the beneficial owner making such request, including such beneficial owner’s legal name, phone number, and address.
A physical share certificate will not be needed if your shares are delivered to ALDF’s transfer agent electronically. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC and ALDF’s transfer agent will need to act to facilitate the request. It is ALDF’s understanding that shareholders should generally allot at least one week to obtain physical certificates from the transfer agent. However, because ALDF does not have any control over this process or over the brokers or DTC, it may take significantly longer than one week to obtain a physical share certificate. If it takes longer than anticipated to obtain a physical certificate, shareholders who wish to redeem their shares may be unable to obtain physical certificates by the deadline for exercising their redemption rights and thus will be unable to redeem their shares.
Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with ALDF’s consent, until a vote is taken with respect to the Extension Amendment, the Trust Agreement Amendment and the Extensions, if any. If you delivered your shares for redemption to the Trustee and decide within the required timeframe not to exercise your redemption rights, you may request that the Trustee return the shares (physically or electronically). Such requests may be made by contacting the Trustee at the phone number or address listed in this Proxy Statement.
ALDF shareholders seeking to exercise their redemption rights, whether they are record holders or hold their shares in “street name,” are required to either tender their certificates to the transfer agent prior to the date set forth in this Proxy Statement, or up to two (2) business days prior to the scheduled vote at the Extraordinary General Meeting, or to deliver their shares to the transfer agent electronically using the DTC’s DWAC system, at such shareholder’s option. The requirement for physical or electronic delivery prior to the Extraordinary General Meeting ensures that a redeeming shareholder’s election to redeem is irrevocable once the Extension Amendment Proposal, the Withdrawal Amendment Proposal and the Trust Agreement Amendment Proposal are approved and the Extension Amendment, the Withdrawal Amendment, the Trust Agreement Amendment and the Extension are effected.
There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge a tendering broker a fee and it is in the broker’s discretion whether or not to pass this cost on to the redeeming shareholder. However, this fee would be incurred regardless of whether or not shareholders seeking to exercise redemption rights are required to tender their shares, as the need to deliver shares is a requirement to exercising redemption rights, regardless of the timing of when such delivery must be effectuated.
Can I change my vote after I have mailed my signed proxy card?
Yes. Shareholders may send a later-dated, signed proxy card to the Company’s board of directors at 104 S. Walnut Street, Unit 1A, Itasca, IL, 60143, so that it is received prior to the vote at the Extraordinary General Meeting (which is scheduled to take place on [ ], 2026). Shareholders also may revoke their proxy by sending a notice of revocation to the Company’s board of directors, which must be received prior to the vote at the Extraordinary General Meeting. Shareholders may also attend the Extraordinary General Meeting in person, revoke their proxy and vote. However, if your shares are held in “street name” by your broker, bank or another nominee, you must contact your broker, bank or other nominee to change your vote.

How are votes counted?
Voting on all resolutions at the Extraordinary General Meeting will be conducted by way of a poll rather than on a show of hands. On a poll, votes are counted according to the number of shares registered in each shareholder’s name which are voted, with each Ordinary Share carrying one vote.
Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes for each of the proposals. At the Extraordinary General Meeting, only those votes which are actually cast, either “FOR” or “AGAINST” the Extension Amendment Proposal, the Withdrawal Amendment Proposal, the Trust Agreement Amendment Proposal, the Director Election Proposal, the Auditor Ratification Proposal or the Adjournment Proposal, will be counted for the purposes of determining whether the relevant proposal is approved, and any Ordinary Shares which are not voted at the Extraordinary General Meeting will have no effect on the outcome of such votes. Abstentions, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Extraordinary General Meeting.
Where will I be able to find the voting results of the Extraordinary General Meeting?
We will announce preliminary voting results at the Extraordinary General Meeting. We will also disclose voting results on a Current Report on Form 8-K that we will file with the SEC within four business days after the Extraordinary General Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the Extraordinary General Meeting, we will file a Current Report on Form 8-K to publish preliminary results and will provide the final results in an amendment to such Current Report on Form 8-K as soon as they become available.
Are there any appraisal or similar rights for dissenting shareholders?
Neither the Companies Act nor our Articles provide for appraisal or other similar rights for dissenting shareholders in connection with any of the proposals to be voted upon at the Extraordinary General Meeting. Accordingly, our shareholders will have no right to dissent and obtain payment for their shares.
What should I do if I receive more than one set of voting materials?
You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares.
What is the deadline to propose actions for consideration at next year’s annual general meeting or to nominate individuals to serve as directors?
Our Articles provide for advance notice procedures with respect to shareholder proposals and the nomination of candidates for election as directors, other than nominations made by or at the direction of our board of directors or a committee of our board of directors. In order for any matter to be properly brought before an annual general meeting, a shareholder will have to comply with advance notice requirements. Generally, to be timely, a shareholder notice must be received at our principal executive offices not less than 120 calendar days prior to the date of our proxy statement released to shareholders in connection with the prior year’s annual general meeting or, if we did not hold an annual general meeting the previous year, or if the date of the current year’s annual general meeting has been changed by more than 30 days from the date of the previous year’s annual general meeting, then the deadline shall be set by the board of directors with such deadline being a reasonable time before we begin to print and send our related proxy materials. Any shareholder proposal to be submitted at the 2027 annual general meeting will not be considered timely unless notice is received not later than close of business on June 7, 2027.

Who can help answer my questions?
If you have questions about the Extraordinary General Meeting or the proposals, or if you need additional copies of the proxy statement, our Annual Report (defined below) or the enclosed proxy card you should contact:
Aldel Financial II Inc.
104 S. Walnut Street, Unit 1A
Itasca, IL, 60143
Attn: Daniel Lin
Telephone: (847) 791 6817
Attn: Hassan Baqar
You may also contact the Company’s proxy solicitor at:
Advantage Proxy, Inc.
PO Box 10904
Yakima, WA 98909
Telephone: 866-894-0536 (toll-free)
Email: Ksmith@advantageproxy.com

THE EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS IN LIEU OF ANNUAL GENERAL MEETING
Date, Time, Place and Purpose of the Extraordinary General Meeting
The Extraordinary General Meeting will be held on Monday, [           ], 2026 at 10:00 a.m., Eastern Time, at the offices of the Company, located at 104 S. Walnut Street, Unit 1A, Itasca, IL, 60143, and virtually via the Internet at https://www.cstproxy.com/aldelfinancialii/2026, to consider and vote upon the proposals to be put to the Extraordinary General Meeting. Shareholders are encouraged to observe the meeting virtually.
At the Extraordinary General Meeting, the holders of Class A Ordinary Shares and the holders of Class B Ordinary Shares will be asked to consider and vote upon the following proposals.
1.
Extension Amendment Proposal.   To amend (the “Extension Amendment”), as special resolution, the Company’s Amended and Restated Memorandum and Articles of Association to allow the Company to extend the date by which the Company must consummate a business combination (the “Extension”) from October 23, 2026 (the date that is 24 months from the closing date of the Company’s initial public offering of units (the “IPO”)) on a monthly basis up to fifteen times until January 23, 2028 (the “Extended Date”) (the “Extension Amendment Proposal”) in accordance with the terms set forth in the Investment Management Trust Agreement, dated October 21, 2024, by and between the Company and Continental Stock Transfer and Company, as amended.

2.
Withdrawal Amendment Proposal.   To amend (the “Withdrawal Amendment”), as special resolution, the Company’s Amended and Restated Memorandum and Articles of Association to reduce the amount of interest earned on the trust account that the Company is entitled to withdraw from the trust account to cover liquidation and dissolution expenses from $100,000 to $25,000 (the Withdrawal Amendment Proposal”).

3.
Trust Agreement Amendment Proposal.   To amend (the “Trust Amendment”), as a special resolution, the Trust Agreement (i) to allow the Company to extend the date on which the Trustee must liquidate the trust account established by the Company in connection with the IPO (the “trust account”) if the Company has not completed its initial business combination by the Deadline Date, or extended such date on a monthly basis up to fifteen times until the Extended Date by depositing $50,000 (the “Extension Payment”) into the trust account for each one-month extension from the Deadline Date to the Extended Date, and (ii) to reduce the amount of interest earned on the trust account that the Company is entitled to withdraw from the trust account to cover liquidation and dissolution expenses from $100,000 to $25,000.

4.
Director Election Proposal:   To appoint Stuart Kovensky and Meltem Demirors as Class II directors on the Company’s board of directors to serve until the 2029 annual general meeting, until his or her successor is duly elected and qualified, or until his or her earlier death, resignation or removal.

5.
Auditor Ratification Proposal:   To ratify the appointment of Fruci & Associates II, PLLC as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2025.

6.
Adjournment Proposal:   To approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, the Withdrawal Amendment Proposal, the Trust Agreement Amendment Proposal, the Director Election Proposal or the Auditor Ratification Proposal (the “Adjournment Proposal”), which will only be presented at the Extraordinary General Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve the aforementioned proposals, in which case the Adjournment Proposal will be the only proposal presented at the Extraordinary General Meeting.

Voting Power; Record Date
Only shareholders of record of the Company as of the close of business on 10 September, 2026, the “record date”, are entitled to notice of, and to vote at, the Extraordinary General Meeting or any adjournment or postponement thereof. Each Ordinary Share entitles the holder thereof to one vote. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. On the record date, there were 29,868,214 Ordinary Shares issued and outstanding, including 23,707,500 Class A Ordinary Shares and 6,160,714 Class B Ordinary Shares. The Company’s warrants do not have voting rights in connection with the proposals.
Quorum and Vote of Shareholders
A quorum is the minimum number of shares required to be present at the Extraordinary General Meeting for the Extraordinary General Meeting to be properly held under our Articles and the Companies Act. The presence, in person or by proxy, or if a corporation or other non-natural person, by its duly authorized representative or proxy, of the holders of one third of the issued and outstanding Ordinary Shares entitled to vote at the Extraordinary General Meeting constitutes a quorum. Proxies that are marked “abstain” and proxies relating to “street name” shares that are returned to us but marked by brokers as “not voted” (so-called “broker non-votes”) will be treated as shares present for purposes of determining the presence of a quorum. If a shareholder does not give the broker voting instructions, under applicable self-regulatory organization rules, its broker may not vote its shares on “non-routine” matters, such as the appointment of Stuart Kovensky and Meltem Demirors as Class II directors and the Adjournment Proposal.
Votes Required
•
Proposal No. 1 — Extension Amendment Proposal:   Approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law and the Articles, being the affirmative vote of at least two-thirds (2/3) of the votes cast by the holders of the outstanding Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon at the Extraordinary General Meeting.

•
Proposal No. 2 — Withdrawal Amendment Proposal:   Approval of the Withdrawal Amendment Proposal requires a special resolution under Cayman Islands law and the Articles, being the affirmative vote of at least two-thirds (2/3) of the votes cast by the holders of the outstanding Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon at the Extraordinary General Meeting.

•
Proposal No. 3 — Trust Agreement Amendment Proposal:   Approval of the Trust Agreement Amendment Proposal requires a special resolution under Cayman Islands law and the Trust Agreement, being the affirmative vote of at least two-thirds (2/3) of the votes cast by the holders of the issued and outstanding Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon at the Extraordinary General Meeting.

•
Proposal No. 4 — Director Election Proposal:   The election of the Class I director must be approved by an ordinary resolution under Cayman Islands law and the Articles, being the affirmative vote of a simple majority of the votes cast by the holders of the issued and outstanding Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon at the Extraordinary General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Extraordinary General Meeting.

•
Proposal No. 5 — Auditor Ratification Proposal:   The ratification of the appointment of Fruci & Associates II, PLLC requires an ordinary resolution under Cayman Islands law and the Articles, being the affirmative vote of a simple majority of the votes cast by the holders of the issued and outstanding Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon at the Extraordinary General Meeting. Abstentions, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Extraordinary General Meeting. Brokers are entitled to vote on this proposal, and therefore broker non-votes are not expected to exist and will have no effect on the outcome of this proposal.

•
Proposal No. 6 — Adjournment Proposal:   The approval of the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, the Withdrawal Amendment Proposal, the Trust Agreement Amendment Proposal, the Director Election Proposal or the Auditor Ratification Proposal, which will only be presented at the Extraordinary General Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve the aforementioned proposals, in which case the Adjournment Proposal will be the only proposal presented at the Extraordinary General Meeting, requires an ordinary resolution under Cayman Islands law and the Articles, being the affirmative vote of a simple majority of the votes cast by the holders of the issued and outstanding Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon at the Extraordinary General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the annual meeting.

If you do not want any of the proposals to be approved, you should vote against such proposal. A shareholder’s failure to vote by proxy or to vote in person at the Extraordinary General Meeting will not be counted towards the number of Ordinary Shares required to validly establish a quorum. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Extraordinary General Meeting.
Voting
Our board of directors is asking for your proxy. By signing, dating and returning the proxy card, you are authorizing the individual(s) named on the proxy card to vote your shares at the Extraordinary General Meeting in the manner you indicate. You may vote for, against or withhold your vote for the proposal or you may abstain from voting. All valid proxies received will be voted, and where a shareholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted “FOR” each of the proposals and as the proxy holders may determine in their discretion with respect to any other matters that may properly come before the Extraordinary General Meeting.
You can vote your Ordinary Shares at the Extraordinary General Meeting in person or by proxy. If you attend the Extraordinary General Meeting and plan to vote in person at the offices of the Company, you will be provided with a ballot at the Extraordinary General Meeting. You may also attend and vote at the Extraordinary General Meeting by visiting https://www.cstproxy.com/aldelfinancialii/2026 and entering the control number found on your proxy card. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares or, if you wish to attend the Extraordinary General Meeting and vote in person, obtain a legal proxy from your broker, bank or nominee authorizing you to vote these shares and email a copy (a legible photograph is sufficient) of your proxy to proxy@continentalstock.com no later than 72 hours prior to the Extraordinary General Meeting. Street name shareholders should contact their bank, broker or nominee for instructions regarding obtaining a legal proxy.
Proxies that are marked “abstain” and proxies relating to “street name” shares that are returned to us but marked by brokers as “not voted” (so-called “broker non-votes”) will be treated as shares present for purposes of determining the presence of a quorum. If a shareholder does not give the broker voting instructions, under applicable self-regulatory organization rules, its broker may not vote its shares on “non-routine” matters, such as the appointment of Stuart Kovensky and Meltem Demirors as Class II directors and the Adjournment Proposal.
Shareholders who have questions or need assistance in completing or submitting their proxy cards should contact our proxy solicitor, Advantage Proxy, Inc. (“Advantage Proxy”), at 866-894-0536 (toll-free) or by sending a letter to PO Box 10904, Yakima, WA 98909, or by emailing Ksmith@advantageproxy.com.

Revocability of Proxies
Shareholders may send a later-dated, signed proxy card to the Company’s board of directors at 104 S. Walnut Street, Unit 1A, Itasca, IL, 60143, so that it is received prior to the vote at the Extraordinary General Meeting (which is scheduled to take place on [           ], 2026). Shareholders also may revoke their proxy by sending a notice of revocation to the Company’s board of directors, which must be received prior to the vote at the Extraordinary General Meeting. However, if your shares are held in “street name” by your broker, bank or another nominee, you must contact your broker, bank or other nominee to change your vote.
Attendance at the Extraordinary General Meeting
The Extraordinary General Meeting will be held at 10:00 a.m. Eastern Time, on Monday, [        ], 2026, at the offices of the Company, located at 104 S. Walnut Street, Unit 1A, Itasca, IL, 60143, and virtually via live webcast online at https://www.cstproxy.com/aldelfinancialii/2026. Shareholders are encouraged to observe the meeting virtually. The virtual meeting format allows attendance from any location in the world. You can attend the meeting, vote, and submit questions via live audio webcast by visiting https://www.cstproxy.com/aldelfinancialii/2026 and entering the control number found on your proxy card. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage-paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares or, if you wish to attend the Extraordinary General Meeting and vote in person, obtain a legal proxy from your broker, bank or nominee authorizing you to vote these shares and email a copy (a legible photograph is sufficient) of your proxy to proxy@continentalstock.com no later than 72 hours prior to the Extraordinary General Meeting. Street name shareholders should contact their bank, broker or nominee for instructions regarding obtaining a legal proxy.
Solicitation of Proxies
The Company is soliciting proxies for use at the Extraordinary General Meeting. All costs associated with this solicitation will be borne directly by the Company. We have engaged Advantage Proxy to assist in the solicitation of proxies for the Extraordinary General Meeting. We have agreed to pay Advantage Proxy a fee of $7,000, plus disbursements, and will reimburse Advantage Proxy for its reasonable out-of-pocket expenses and indemnify Advantage Proxy against certain losses, damages, expenses, liabilities or claims. We will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Class A Ordinary Shares for their expenses in forwarding soliciting materials to beneficial owners of Class A Ordinary Shares and in obtaining voting instructions from those owners. Our directors and officers may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.
You may contact Advantage Proxy at:
Advantage Proxy, Inc.
PO Box 10904
Yakima, WA 98909
Telephone: 866-894-0536 (toll-free)
Email: Ksmith@advantageproxy.com
Some banks and brokers have customers who beneficially own Ordinary Shares listed of record in the names of nominees. We intend to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our outstanding Ordinary Shares is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly.
Dissenters’ Rights of Appraisal
Neither the Companies Act nor our Articles provide for appraisal or other similar rights for dissenting shareholders in connection with any of the proposals to be voted upon at the Extraordinary General Meeting. Accordingly, our shareholders will have no right to dissent and obtain payment for their shares.

Redemption Rights
In connection with the Extension Amendment Proposal and the Withdrawal Amendment Proposal and contingent upon the approval and the implementation of the Extension Amendment, the Withdrawal Amendment, the Trust Agreement Amendment and the Extension, ALDF shareholders may seek to redeem all or a portion of their public shares for a pro rata portion of the funds available in the trust account at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to ALDF to pay its taxes, divided by the number of then-outstanding public shares. Notwithstanding the foregoing, even if the Extension Amendment Proposal, the Withdrawal Amendment Proposal and the Trust Agreement Amendment Proposal are approved, the board of directors of ALDF may nevertheless resolve to liquidate the Company on the Deadline Date.
Pursuant to our Articles, a public shareholder may request to redeem all or a portion of such holder’s public shares for cash if the Extension Amendment Proposal and the Withdrawal Amendment Proposal are approved. As a holder of public shares, you will be entitled to receive cash for any public shares to be redeemed only if you:
(i)
(a) hold public shares or (b) hold public shares through units and elect to separate your units into the underlying Public Shares and Public Rights prior to exercising your redemption rights with respect to the public shares;

(ii)
submit a written request to the Trustee including the legal name, phone number and address of the beneficial owner of the Public Shares for which redemption is requested, that ALDF redeem all or a portion of your Public Shares for cash; and

(iii)
deliver your share certificates for public shares (if any) along with other applicable redemption forms to the Trustee, physically or electronically through DTC.

Holders must complete the procedures for electing to redeem their public shares in the manner described above prior to 5:00 p.m., Eastern Time, on [           ], 2026 (two business days prior to the scheduled vote at the Extraordinary General Meeting) in order for their public shares to be redeemed. Public shareholders may elect to redeem public shares regardless of if or how they vote in respect of the Extension Amendment Proposal and the Withdrawal Amendment Proposal. If the Extension Amendment Proposal, the Withdrawal Amendment Proposal, the Trust Agreement Amendment Proposal and the Extensions are not approved, the public shares will be returned to the respective holder, broker or bank. ALDF requests that any requests for redemption include the identity as to the beneficial owner making such request, including such beneficial owner’s legal name, phone number, and address. A physical share certificate will not be needed if your shares are delivered to ALDF’s transfer agent electronically. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC and ALDF’s transfer agent will need to act to facilitate the request. It is ALDF’s understanding that shareholders should generally allot at least one week to obtain physical certificates from the transfer agent. However, because ALDF does not have any control over this process or over the brokers or DTC, it may take significantly longer than one week to obtain a physical share certificate. If it takes longer than anticipated to obtain a physical certificate, shareholders who wish to redeem their shares may be unable to obtain physical certificates by the deadline for exercising their redemption rights and thus will be unable to redeem their shares.
Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and thereafter, with ALDF’s consent, until a vote is taken with respect to the Extension Amendment Proposal, Withdrawal Amendment Proposal, the Trust Agreement Amendment Proposal and the Extensions, if any. If you delivered your shares for redemption to the Trustee and decide within the required timeframe not to exercise your redemption rights, you may request that the Trustee return the shares (physically or electronically). Such requests may be made by contacting the Trustee at the phone number or address listed in this Proxy Statement.
ALDF shareholders seeking to exercise their redemption rights, whether they are record holders or hold their shares in “street name,” are required to either tender their certificates to the transfer agent prior to the date set forth in this Proxy Statement, or up to two (2) business days prior to the scheduled vote at the Extraordinary General Meeting, or to deliver their shares to the transfer agent electronically using the

DTC’s DWAC system, at such shareholder’s option. The requirement for physical or electronic delivery prior to the Extraordinary General Meeting ensures that a redeeming shareholder’s election to redeem is irrevocable once the Extension Amendment Proposal, the Withdrawal Amendment Proposal and the Trust Agreement Amendment Proposal are approved and the Extension Amendment, the Withdrawal Amendment, the Trust Agreement Amendment and the Extensions are effected.
There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge a tendering broker a fee and it is in the broker’s discretion whether or not to pass this cost on to the redeeming shareholder. However, this fee would be incurred regardless of whether or not shareholders seeking to exercise redemption rights are required to tender their shares, as the need to deliver shares is a requirement to exercising redemption rights, regardless of the timing of when such delivery must be effectuated.
Other Business
Our board of directors does not know of any other matters to be presented at the Extraordinary General Meeting. If any additional matters are properly presented at the Extraordinary General Meeting, the persons named in the enclosed proxy card will have discretion to vote the shares they represent in accordance with their own judgment on such matters.
Principal Executive Offices
Our principal executive offices are located at 104 S. Walnut Street, Unit 1A, Itasca, IL, 60143. Our telephone number is (847) 791 6817. Our corporate website address is https://aldelfinancial.com. Our website and the information contained on, or that can be accessed through, the website is not deemed to be incorporated by reference in, and is not considered part of, this proxy statement.
Interests of the Initial Shareholders
In considering the recommendation of the Board to vote in favor of the Extension Amendment Proposal, the Withdrawal Amendment Proposal and the Trust Agreement Amendment Proposal, shareholders should be aware that, aside from their interests as shareholders, the initial shareholders have interests in consummating a Business Combination that are different from, or in addition to, those of other shareholders generally. ALDF’s directors are aware of and will consider these interests, among other matters, in evaluating a potential Business Combination, in recommending to shareholders that they approve a Business Combination and in agreeing to vote their shares in favor of a Business Combination. Shareholders should take these interests into account in deciding whether to approve a Business Combination. These interests include, among other things:
•
If the Extension Amendment Proposal, the Withdrawal Amendment Proposal and the Trust Agreement Amendment Proposal are not approved and a Business Combination is not consummated by the Deadline Date, or such later date that may be approved by ALDF shareholders, ALDF will cease all operations except for the purpose of winding up, redeeming 100% of the outstanding ALDF public shares for cash and, subject to the approval of its remaining shareholders and the Board, dissolving and liquidating. In such event, the 6,160,714 founder shares held by the Sponsor and ALDF’s directors and officers, which were acquired for an aggregate purchase price of $25,000 prior to the IPO, or approximately $0.004 per share, would be worthless because the holders are not entitled to participate in any redemption or distribution with respect to such shares. Such shares had an aggregate market value of $66,658,925.48 based upon the closing price of $10.82 per share on Nasdaq on September 15, 2026.

•
Simultaneously with the closing of the IPO, the Company completed the sale of 477,500 private units to the Sponsor and 230,000 private units to BTIG, LLC at a purchase price of $10.00 per private unit, generating gross proceeds to the Company of $7,075,000. The private units and ordinary shares and warrants underlying them will become worthless if ALDF does not consummate a business combination by the Deadline Date or such later date that may be approved by ALDF shareholders in accordance with the Articles. Such private units had an aggregate market value of $7,711,750 based upon the closing price of $10.90 per share on Nasdaq on September 15, 2026.

•
The Sponsor and ALDF’s directors and officers paid significantly less for their founder shares than other public shareholders paid for their public shares purchased in the IPO or shares purchased in the open market thereafter. Even if the trading price of the Class A Ordinary Shares were as low as $1.15 per share, the aggregate market value of the founder shares alone (without ascribing value to the private units) would be approximately equal to the initial investment in the Company by the Sponsor and ALDF’s officers and directors. As a result, if a Business Combination is completed, the Sponsor, BTIG, LLC, officers and directors are likely to be able to make a substantial profit on their investment in us even at a time when the Class A Ordinary Shares have lost significant value. On the other hand, if the Extension Amendment Proposal, the Withdrawal Amendment Proposal and the Trust Agreement Amendment Proposal are not approved and the Company liquidates without completing its Business Combination before the Deadline Date, the Sponsor, officers and directors will lose their entire investment in us.

•
Our Sponsor has agreed that it will be liable to us if and to the extent any claims by a third party for services rendered or products sold to us, or by a prospective target business with which we have discussed entering into a transaction agreement, reduce the amount of funds in the Trust Account to below (i) $10.00 per public share or (ii) such lesser amount per public share held in the trust account as of the date of the liquidation of the trust account due to reductions in the value of the trust assets, in each case net of the interest which may be withdrawn to pay taxes. This liability will not apply with respect to any claims by a third party who executed a waiver of any and all rights to seek access to the trust account and except as to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act.

•
The Articles contain a waiver of the corporate opportunity doctrine, and there could have been Business Combination targets that have been appropriate for a combination with ALDF but were not offered due to an ALDF director’s duties to another entity. ALDF does not believe that the waiver of the corporate opportunity doctrine in its Articles will interfere with its ability to identify an acquisition target.

Additionally, if the Extension Amendment Proposal, the Withdrawal Amendment Proposal and the Trust Agreement Amendment Proposal are approved and ALDF consummates an initial Business Combination, the officers and directors of ALDF may have additional interests as described in the proxy statement/prospectus for such transaction.

RISK FACTORS
You should consider carefully all of the risks described below as well as in our reports we file with the SEC. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.
We have received a notification from The Nasdaq Stock Market LLC indicating that we are not in compliance with certain continued listing requirements, and if we are unable to regain compliance, our ordinary shares may be delisted from Nasdaq, which could adversely affect the liquidity and market price of our ordinary shares.
On September 10, 2026, we received a written notification (the “Notification”) from The Nasdaq Stock Market LLC (“Nasdaq”) advising us that we are not in compliance with the minimum Total Holders requirement set forth in Nasdaq Listing Rule 5450(a)(2), which requires companies listed on The Nasdaq Global Market to maintain a minimum of 400 Total Holders for continued listing. As of the date of such determination, the number of our Total Holders was below the 400 minimum threshold required under all three continued listing standards for The Nasdaq Global Market.
In accordance with the Nasdaq Listing Rules, we have a period of 45 calendar days from the date of the Notification to submit a plan to regain compliance with the minimum Total Holders requirement. If Nasdaq accepts our plan, we may be granted an extension of up to 180 calendar days from the date of the Notification to evidence compliance. In evaluating whether to accept our plan, Nasdaq will consider, among other things, the likelihood that the plan will result in compliance, the Company’s past compliance history, the reasons for the Company’s current non-compliance, other corporate events that may occur within the review period, the Company’s overall financial condition and its public disclosures. If Nasdaq does not accept our compliance plan, we will have the opportunity to appeal that decision to a Hearings Panel.
There can be no assurance that we will be able to regain compliance with the minimum Total Holders requirement, that Nasdaq will accept any compliance plan that we may submit, that any extension of time will be granted, or that any appeal to a Hearings Panel would be successful. If we are unable to regain compliance with Nasdaq’s listing requirements within the prescribed timeframe, Nasdaq may initiate proceedings to delist our ordinary shares.
A delisting of our ordinary shares from Nasdaq could materially and adversely affect us by, among other things: (i) reducing the liquidity and market price of our ordinary shares; (ii) reducing the number of investors willing to hold or acquire our ordinary shares, which could negatively impact our ability to raise equity financing; (iii) limiting our ability to use a registration statement to offer and sell freely tradeable securities, thereby limiting our ability to access the public capital markets; (iv) impairing our ability to provide equity incentives to our employees, officers and directors; and (v) potentially triggering defaults or other adverse consequences under agreements that contain provisions related to the listing status of our ordinary shares. If our ordinary shares is delisted, it could be eligible for quotation on an over-the-counter market; however, there can be no assurance that our ordinary shares would be quoted on any such market, or that any trading market for our ordinary shares would develop or be maintained.

BOARD OF DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE
Our business affairs are managed under the direction of our board of directors, which is currently composed of four members. Four of our directors are independent within the meaning of the listing standards of The Nasdaq Stock Market LLC (“Nasdaq”).
Our board of directors is divided into three classes, with only one class of directors being appointed in each year, and with each class (except for those directors appointed prior to our first annual general meeting) serving a three-year term.
The following table sets forth the names, ages as of September 15, 2026, and certain other information for the Class I director, who is a nominee for election as director at the Extraordinary General Meeting and the Class II and III directors, all of whom are continuing members of our board of directors:
Name	Class	Age	Position	Director Since	Current Term Expiring	Expiration of Term for which Nominated
Directors/Nominees
Charles E. Nearburg(1)(2)	I	76	Director	2025	2028	—
Stuart Kovensky(1)(2)	II	59	Director	2024	2026	2029
Meltem Demirors(1)(2)	II	39	Director	2024	2026	2029
Jonathan S. Marshall	III	64	Director	2024	2027	—
Robert I. Kauffman	III	63	Director, Chairman and Chief Executive Officer	2024	2027	—

(1)
Member of our audit committee

(2)
Member of our compensation committee

Nominee for Class I Director
Charles E. Nearburg, has been a director since October 27, 2025. Founding Nearburg Producing Company in 1979, Charles grew it into one of the Top 100 Independent Producers in the U.S., and always operating in an environmentally conscious way, received two Environmental Awards from the Bureau of Land Management. In 2016 – 2017 Nearburg sold the majority of its producing assets to two firms backed by Warburg Pincus and Carnelian Capital. Mr. Nearburg also owns STOL Aviation which is developing a world class “back country” short take-off and landing airplane, and Nearburg Racing which prepares vintage Formula 1 cars for competition. He is also a minority owner and advisory board member of McLaren Racing LTD, a top Formula 1 and Indy Car Team.
In honor of his son, Rett, who lost an 11-year battle with Ewing’s at age 21, Mr. Nearburg devotes substantial time and resources in support of Ewing’s Sarcoma cancer research and was instrumental in founding the Rett Nearburg International Ewing’s Sarcoma Research Symposia, of which six have now been held (www.rett.org). In 2024, he launched the Ewing Sarcoma Institute which is dedicated to radically improving outcomes for Ewing Sarcoma patients by uniting the global community to accelerate collaborative scientific discovery and development of breakthrough treatments (www.ewingsarcoma.org).
A lifelong car racer, his career includes driving a 333SP Ferrari at Le Mans, finishing 4th and 10th overall at the Sebring 12-Hours, and driving the late Walter Payton’s Indy Car in the 1997 CART/FedEx Championship. In September 2010 at the Bonneville Salt Flats driving the “Spirit of Rett” streamliner, Mr. Nearburg set a 414 MPH FIA record with a top speed of 422 MPH. This made the “Spirit of Rett” the fastest single engine normally aspirated car in history, as well as the 3rd fastest internal combustion engine car in history. Mr. Nearburg is one of only six people in history to have set a piston engine car record at over 400 MPH. The “Spirit of Rett” was built in the Nearburg Racing shop.
A graduate of Dartmouth College, Mr. Nearburg received AB, BE, and ME degrees at Dartmouth’s Thayer School of Engineering, where he has been on the Board of Advisors for 30 years. He is also a Trustee of University of Texas Southwestern Medical Foundation; the Petersen Automotive Museum in Los Angeles; the Art Center College of Design in Pasadena; and a Life Trustee of the St. Mark’s School of Texas in Dallas. He is a past Trustee of the Maryland Institute College of Art in Baltimore; The Hockaday School in Dallas; and the Hood Museum of Art at Dartmouth College.
Continuing Class II Directors
Stuart Kovensky has been a director of the Company since October 21, 2024. Mr. Kovensky is an experienced C-Suite executive, investor and board member with over 25 years of experience in investment management, business development, fund-raising and corporate governance. Since 2023, Mr. Kovensky has served as the Managing Member of Cogent Advisory LLC, a firm he founded and where he focuses on providing corporate advisory and director services. Between January 2006 and December 2022, Mr. Kovensky was the Co-CEO, CIO and member of the board of directors of Onex Credit Partners, a firm that he co-founded in 2006 and was subsequently sold to Onex Corp. Onex Credit Partners is a multi-strategy investor in both public and private non-investment grade credit markets with assets under management in excess of $25 billion. In his role at Onex Credit, Stuart shared responsibility for all aspects of the firms’ operations with a focus on investment management and marketing as well as business development, in which capacity he spearheaded key areas of strategic expansion that helped the firm grow significantly, both organically and through strategic acquisitions.
Prior to co-founding Onex Credit Partners, Mr. Kovensky was a Portfolio Manager and Co-Head of the opportunistic credit strategy at John A. Levin and Co. from 2001 – 2005. From 1995 – 2000 he was a Partner and Head of Research at Murray Capital Management. Mr. Kovensky began his career at Chase Manhattan Bank in 1989 where he gained experience in High Yield Finance, Structured Finance and International Trade Finance. Mr. Kovensky recent board experience includes The Guitar Center, Multi-Tech Holdings, Artera Services, At Home Cayman, Inc and CWT Travel Services. He is also an advisory board member of meetperry, inc.
Meltem Demirors has been a director of the Company since October 21, 2024. Since 2024, Ms. Demirors has served as the Managing Partner of Crucible Capital, an investment firm she founded which focuses on the intersection of cryptocurrencies, physical infrastructure, and commodities markets. From 2018 to 2023, Ms. Demirors served as Chief Strategy Officer at CoinShares, a publicly listed European investment company specialising in digital assets, where she oversaw investments to provide institutional investors with thematic, risk-managed exposure to the emerging crypto asset ecosystem and served as managing director of the firm’s US operations. From 2015 until 2018, Ms. Demirors led the Development team at Digital Currency Group, one of the largest digital asset investment firms in the world. Previously, Ms. Demirors was a strategy consultant in Deloitte’s Oil & Gas practice. She is a frequent contributor to broadcast and print media and is a Program Fellow at the Oxford Saïd Business School where she has been overseeing the Blockchain Strategy Programme since 2017. Ms. Demirors holds a BA in Mathematical Economics from Rice University, and an MBA from the MIT Sloan School of Management. We believe that Ms. Demiror is qualified to serve on our board of directors due to her experience in public companies, financial markets and management skills.
Continuing Class III Directors
Jonathan S. Marshall has been a director of the Company since October 21, 2024. Since June 2018, Mr. Marshall has served as the Executive Director of the Race Team Alliance (RTA), a 501(c)(6) organization that represents the collective interests of the race teams that compete in the NASCAR Cup Series. As Executive Director, he works closely with the leadership of the member race teams with a mandate to advance their collective interests in the sport. He has served in that role since 2018. Prior to the RTA, from November 2013 to April 2018, Mr. Marshall was the Chief Operating Officer and General Counsel of the World Surf League (“WSL”) having joined the WSL as its General Counsel before being promoted to COO. In addition to his legal background, Mr. Marshall has a wide range of experience in the fields of media distribution, financing, licensing and sales, mergers and acquisitions and corporate transactions.
Prior to joining WSL, from January 2011 to October 2013, Mr. Marshall was SVP, Business Development & Strategy at USA TODAY Sports Media Group, where he oversaw the operations for USA TODAY High School Sports, sports digital properties and sports analytics. Prior to that, Mr. Marshall was

President of Television at Westwood One. He began his professional career with the law firm, Shearman & Sterling before moving to work in the entertainment practice at Loeb & Loeb, LLP. Mr. Marshall has been a member of the California State Bar since 1988 and is a graduate of the Tulane Law School (J.D.) and the A.B. Freeman School of Business at Tulane University (B.A.). We believe Mr. Marshall is qualified to serve on our board of directors based on his extensive management expertise and legal experience.
Robert I. Kauffman has served a director of the Company since 15 July 2024. Mr. Kauffman has been the Chairman of the board of directors and the Company’s Chief Executive Officer since 2 August 2024. Mr. Kauffman was a co-founder, principal and member of the board of directors of Fortress Investment Group LLC from its founding in 1998 until 2012. During his tenure at the firm, Mr. Kauffman served as a member of Fortress’s management committee and was responsible for the management of Fortress’s European private equity investment operations. While at Fortress Mr. Kauffman was primarily focused on financial services, real estate, distressed debt restructurings, and other asset based businesses. During his career, he has been involved in a wide variety of investment activities, including private fund raising, initial public offerings, primary and secondary public share offerings in multiple jurisdictions, take private transactions, as well as billions of dollars of bank and capital market debt financings and securitizations.
Prior to co-founding Fortress, Mr. Kauffman served as a managing director at UBS, from 1997 to 1998 in its Principal Finance area. Prior to that he was a principal at BlackRock Financial Management Inc., from 1993 to 1997 playing a key role in raising and investing their first Private Equity Fund, BlackRock Asset Investors. Previously, Mr. Kauffman worked at Lehman Brothers from 1986 to 1993 primarily focused on the mortgage and securitization markets both in the US and Europe.
Since his departure from Fortress in 2012, Mr. Kauffman has brought his extensive business experience to a variety of private and public investments, including the IPO of Aldel Financial Inc. and its successful merger with Hagerty Inc (HGTY), the largest specialty insurer of collector cars.
Mr. Kauffman serves on the board of directors of Hagerty Inc, Chairman of the Board of Global Net Lease Realty, a publicly traded REIT, and an advisory board member of McLaren Racing LTD., a leading UK based Formula1 racing team. Mr. Kauffman is currently the chairman of the Race Team Alliance, an association of NASCAR Cup Series teams; and the owner of RK Motors, a leading restorer and reseller of classic cars.
Mr. Kauffman is also an investor and advisory board member of Off The Chain Capital, a cryptocurrency focused hedge fund. Mr. Kauffman earned a degree in Business Administration from Northeastern University in 1986.
Director Independence
The Nasdaq listing standards require that a majority of our board of directors be independent. An “independent director” is defined generally as a person other than an executive officer or employee of the company or its subsidiaries or any other individual having a relationship which, in the opinion of the company’s board of directors, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. Our board of directors determined that a majority of our board of directors, consisting of Charles E. Nearburg, Stuart Kovensky, and Meltem Demirors, are “independent directors” as defined in the Nasdaq listing standards. Our independent directors have regularly scheduled meetings at which only independent directors are present.
Board Leadership Structure and Role in Risk Oversight
Mr. Kauffman is our Chairman and Chief Executive Officer. The decision whether to combine or separate these positions depends on what our board of directors deems to be in the long-term interest of shareholders in light of prevailing circumstances. Our board of directors has deemed the current leadership structure to be appropriate given the Company’s limited business purpose of effecting an initial business combination. Our board of directors believes the Company is well served by the current leadership structure. Our board of directors is actively involved in overseeing our risk oversight processes. Our board of directors focuses on our general risk oversight strategy and ensures that appropriate risk mitigation strategies are implemented by management. Further, operational and strategic presentations by management to our board of directors include consideration of the challenges and risks of our business, and our board and management actively engage in discussions on these topics. In addition, each of our board’s committees considers risk within its area of responsibility. For example, the audit committee provides oversight to legal and compliance matters and assesses the adequacy of our risk-related internal controls.
Board Meetings and Committees
During the fiscal year ended December 31, 2025, our board of directors held four (4) meetings, the audit committee held four (4) meetings and the compensation committee held one (1) meeting, and the nominating and governance committee held one (1) meeting. During the fiscal year ended December 31, 2025 each of Stuart Kovensky, Meltem Demirors, and Charles E. Nearburg attended at least 75% of the aggregate number of meetings of our board of directors held during the period for which such director was a member of our board of directors, and each of Stuart Kovensky, Meltem Demirors, and Charles E. Nearburg attended at least 75% of the aggregate number of meetings of our audit committee during the period for which such director served on the audit committee.
Although we do not have a formal policy regarding attendance by members of our board of directors at annual general meetings of shareholders, we encourage, but do not require, our directors to attend.
Our board of directors has established an audit committee, a nominating and governance committee and a compensation committee. The composition and responsibilities of each of the committees of our board of directors is described below. Members will serve on these committees until their death, removal, resignation or until as otherwise determined by our board of directors.
Audit Committee
We have established an audit committee of the board of directors. Under the Nasdaq listing standards and applicable SEC rules, we are required to have at least three members of the audit committee, each of whom must be independent. Charles Nearburg, Stuart Kovensky, and Meltem Demirors serve as members of our audit committee, and Mr. Kovensky serves as the chairman of the audit committee. Our board of directors determined that each of Charles E. Nearburg, Stuart Kovensky, and Meltem Demirors are independent under the Nasdaq listing standards and applicable SEC rules. Each member of the audit committee is financially literate and our board of directors determined that Stuart Kovensky qualifies as an “audit committee financial expert” as defined in applicable SEC rules and has accounting or related financial management expertise.
We have adopted an audit committee charter, which is available on our website and details the principal functions of the audit committee, including:
•
meeting with our independent registered public accounting firm regarding, among other issues, audits, and adequacy of our accounting and control systems;

•
monitoring the independence of the independent registered public accounting firm;

•
verifying the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law;

•
inquiring and discussing with management our compliance with applicable laws and regulations;

•
pre-approving all audit services and permitted non-audit services to be performed by our independent registered public accounting firm, including the fees and terms of the services to be performed;

•
appointing or replacing the independent registered public accounting firm;

•
determining the compensation and oversight of the work of the independent registered public accounting firm (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work;

•
establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or reports which raise material issues regarding our financial statements or accounting policies;

•
monitoring compliance on a quarterly basis with the terms of the IPO and, if any noncompliance is identified, immediately taking all action necessary to rectify such noncompliance or otherwise causing compliance with the terms of the IPO; and

•
reviewing and approving all payments made to our sponsor, namely Aldel Investors II LLC (the Sponsor), directors or executive officers and their respective affiliates. Any payments made to members of our audit committee will be reviewed and approved by our board of directors, with the interested director or directors abstaining from such review and approval.

Compensation Committee
We have established a compensation committee of our board of directors. The members of our compensation committee are Charles E. Nearburg, Stuart Kovensky, and Meltem Demirors, and Meltem Demirors serves as chair of the compensation committee.
Under the Nasdaq listing standards, we are required to have a compensation committee composed entirely of independent directors. Our board of directors determined that each of Charles E. Nearburg, Stuart Kovensky, and Meltem Demirors are independent. We have adopted a compensation committee charter, which is available on our website and details the principal functions of the compensation committee, including:
•
reviewing and approving on an annual basis the corporate goals and objectives relevant to our chief executive officer’s compensation, evaluating our chief executive officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our chief executive officer based on such evaluation;

•
reviewing and approving the compensation of all of our other Section 16 officers;

•
reviewing our executive compensation policies and plans;

•
implementing and administering our incentive compensation equity-based remuneration plans;

•
assisting management in complying with our proxy statement and annual report disclosure requirements;

•
approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our executive officers and employees;

•
producing a report on executive compensation to be included in our annual proxy statement; and

•
reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

The charter also provides that the compensation committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser.
However, before engaging or receiving advice from a compensation consultant, legal counsel or any other adviser, the compensation committee will consider the independence of each such adviser, including the factors required by the Nasdaq and the SEC.
Nominating and Corporate Governance Committee
We established a nominating and corporate governance committee of the board of directors, the members of which are Stuart Kovensky, Meltem Demirors, and Charles E. Nearburg. Charles E. Nearburg serves as chair of the nominating and corporate governance committee.
We adopted a nominating and corporate governance committee charter, which details the purpose and responsibilities of the nominating and corporate governance committee, including:
•
identifying, screening and reviewing individuals qualified to serve as directors, consistent with criteria approved by the board, and recommending to the board of directors candidates for nomination for appointment at the annual general meeting of shareholders or to fill vacancies on the board of directors;

•
developing and recommending to the board of directors and overseeing implementation of our corporate governance guidelines;

•
coordinating and overseeing the annual self-evaluation of the board of directors, its committees, individual directors and management in the governance of the company; and

•
reviewing on a regular basis our overall corporate governance and recommending improvements as and when necessary.

The charter also provides that the nominating and corporate governance committee may, in its sole discretion, retain or obtain the advice of, and terminate, any search firm to be used to identify director candidates, and will be directly responsible for approving the search firm’s fees and other retention terms.
We have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, the board of directors considers educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom, and the ability to represent the best interests of our shareholders. Prior to our initial business combination, holders of our public shares will not have the right to recommend director candidates for nomination to our board of directors.
Code of Ethics
We have adopted a Code of Ethics applicable to our directors, executive officers and employees. A copy of the Code of Ethics will be provided without charge upon request from us. We intend to disclose any amendments to or waivers of certain provisions of our Code of Ethics in a Current Report on Form 8-K.
Compensation Committee Interlocks and Insider Participation
None of our officers currently serves, or in the past year has served, as a member of the compensation committee of any entity that has one or more officers serving on our board of directors.
Communications with our Board of Directors
Interested parties wishing to communicate with our board of directors or with an individual member or members of our board of directors may do so by writing to our board of directors or to the particular member or members of our board of directors, and mailing the correspondence to Aldel Financial II Inc., 104 S. Walnut Street, Unit 1A, Itasca, IL, 60143. Each communication should set forth (i) the name and address of the shareholder, as it appears on our books, and if the shares are held by a nominee, the name and address of the beneficial owner of such shares, and (ii) the number of shares that are owned of record by the record holder and beneficially by the beneficial owner. Our management, in consultation with appropriate members of our board of directors as necessary, will review all incoming communications and, if appropriate, all such communications will be forwarded to the appropriate member or members of our board of directors, or if none is specified, to the Chairman of our board of directors.
Executive Officer and Director Compensation and Other Interests
None of our directors or executive officers have received any cash compensation for services rendered to the Company. Until consummation of an initial business combination, the Company will pay our Sponsor an aggregate fee of $20,000 per month for office space and secretarial and administrative services. However, this arrangement is solely for the benefit of the Company and is not intended to provide any of our directors or executive officers with compensation in lieu of a salary.
On July 19, 2024, our Sponsor paid $25,000, or approximately $0.004 per share, to cover certain expenses on our behalf in consideration of 5,750,000 Class B ordinary shares, which we refer to as the founder shares. On August 13, 2024, the Sponsor transferred 690,000 founder shares to our officers, directors, senior advisor, and FG Merchant Partner LP, resulting in the Sponsor holding 5,060,000 founder shares. On September 25, 2024, the Sponsor purchased an additional 410,714 founder shares for $0.004 per share, resulting in our initial shareholders holding an aggregate of 6,160,714 founder shares (5,470,714 of which are held by the Sponsor).

Our audit committee reviews on a quarterly basis all payments that were made by us to our Sponsor, any director or executive officer or their respective affiliates. Other than quarterly audit committee review of such reimbursements, we do not expect to have any additional controls in place governing our reimbursement payments to our directors and executive officers for their out-of-pocket expenses incurred in connection with our activities or on our behalf in connection with identifying and consummating an initial business combination.
After the completion of our initial business combination, directors and executive officers who remain with us may be paid consulting or management fees from the combined company. All of these fees will be described, to the extent then known, in the proxy solicitation materials or tender offer materials furnished to our shareholders in connection with a proposed business combination. We have not established any limit on the amount of such fees that may be paid by the combined company to our directors or executive officers. It is unlikely the amount of such compensation will be known at the time of the proposed business combination, because the directors of the post-transaction business will be responsible for determining executive officer and director compensation. Any compensation to be paid to our executive officers will be determined, or recommended to the board of directors for determination, either by a compensation committee constituted solely by independent directors or by a majority of the independent directors on our board of directors.
We do not intend to take any action to ensure that our directors or executive officers maintain their positions with us after the consummation of our initial business combination, although it is possible that some or all of our directors and executive officers may negotiate employment or consulting arrangements to remain with us after our initial business combination. The existence or terms of any such employment or consulting arrangements to retain their positions with us may influence our management’s motivation in identifying or selecting a target business, but we do not believe that the ability of our management to remain with us after the consummation of our initial business combination will be a determining factor in our decision to proceed with any potential business combination. We are not party to any agreements with our directors or executive officers that provide for benefits upon termination of employment.
In the event an initial business combination is consummated, we expect the combined company to develop an executive compensation program that is designed to align compensation with the combined company’s business objectives and the creation of shareholder value, while enabling the combined company to attract, motivate and retain individuals who contribute to the long-term success of the combined company. We anticipate that decisions regarding executive compensation would reflect our belief that the executive compensation program must be competitive in order to attract and retain executive officers of the combined company.
Legal Proceedings
None.
Periodic Reporting and Audited Financial Statements
The Company has registered its securities under the Exchange Act and has reporting obligations, including the requirement to file annual and quarterly reports with the SEC. In accordance with the requirements of the Exchange Act, the Company’s annual reports contain financial statements audited and reported on by the Company’s independent registered public accounting firm. The Company has most recently filed with the SEC its Quarterly Report on Form 10-Q, as amended, covering the period ended June 30, 2026.

PROPOSAL NO. 1 — THE EXTENSION AMENDMENT PROPOSAL
Overview
ALDF is proposing to amend its Articles to give the Company the right to extend the date by which it must consummate its business combination which is currently October 23, 2026 by up to fifteen (15) times for an additional one (1) month each time up to January 23, 2028 (i.e., for a period of time ending up to 39 months after the consummation of its IPO), by depositing into the trust account, for each one-month extension, the Extension Payment. A copy of the proposed amendment to the Amended and Restated Memorandum and Articles of Association of ALDF is attached to this Proxy Statement as part of Annex A.
Reasons for the Extension Amendment Proposal
The Articles currently provide that ALDF has until the Deadline Date, 23 October 2026, to complete an initial Business Combination. ALDF and its officers and directors agreed that they would not seek to amend the Articles to allow for a longer period of time to complete a Business Combination unless ALDF provided holders of its public shares with the right to seek redemption of their public shares in connection therewith. The Board has determined that it is in the best interests of ALDF to seek an extension of the Deadline Date and have ALDF shareholders approve the Extension Amendment Proposal to allow for additional time to consummate a Business Combination. However, even if the Extension Amendment Proposal is approved and the Extension Amendment, the Withdrawal Amendment Proposal, the Trust Agreement Amendment and the Extension are implemented, there is no assurance that ALDF will be able to consummate a Business Combination by the Extended Date, January 23, 2028, given the actions that must occur prior to closing of a Business Combination.
If the Extension Amendment Proposal is approved, we may, by resolution of the Board, at the request of our Sponsor, avail ourselves of fifteen (15) additional one-month extension periods to consummate a Business Combination, subject to the Sponsor or its affiliates or designees, upon five days’ advance notice prior to the applicable Business Combination deadline, depositing into the Trust Account for each such one-month extension, on or prior to the date of the applicable Business Combination deadline, the sum of $50,000 per one-month extension. In the event that our Sponsor elects to extend the time to complete a Business Combination, pay the Extension Payment, and deposit the Extension Payment into the Trust Account, the Sponsor will receive a non-interest bearing, unsecured promissory note equal to the amount of the Extension Payment, which amount will not be repaid in the event that we are unable to close a Business Combination unless there are funds available outside the Trust Account to do so. Our Sponsor and its affiliates or designees are not obligated to fund the Trust Account to extend the time for us to complete our Business Combination. To the extent that some, but not all, of our Sponsor’s affiliates or designees, decide to extend the period of time to consummate our Business Combination, such affiliates or designees may deposit the entire amount required. If we are unable to consummate our Business Combination within such time period, we will, as promptly as possible but not more than 10 business days thereafter, redeem 100% of our public shares for a pro rata portion of the funds held in the trust account, including a pro rata portion of any interest earned on the funds held in the trust account and not previously released to us to pay our taxes and to cover liquidation and dissolution expenses, and then seek to dissolve and liquidate. However, we may not be able to distribute such amounts as a result of claims of creditors which may take priority over the claims of our public shareholders. In the event of our dissolution and liquidation, the warrants will expire and be worthless.
The Extension Amendment Proposal is essential to allow ALDF additional time to consummate a Business Combination. Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension Amendment and the Extensions. Notwithstanding the foregoing, the board of directors of ALDF may nevertheless resolve to liquidate the Company on the Deadline Date.
If the Extension Amendment Proposal is Not Approved
The approval of the Extension Amendment Proposal is essential to the implementation of our Board’s plan to extend the date by which we must consummate a Business Combination. Therefore, our Board will abandon and not implement the Extension Amendment and the Extensions unless our shareholders approve the Extension Amendment Proposal and the other conditions to implementing the Extension Amendment and Extensions are satisfied or waived. If the Extension Amendment Proposal is not approved and a Business Combination is not consummated by the Deadline Date, or such later date that may be approved by ALDF shareholders, ALDF shall (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account including interest earned on the funds held in the trust account and not previously released to us to pay our taxes and dissolution expenses, divided by the number of then-outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, dissolve and liquidate, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.
The initial shareholders have waived their rights to participate in any liquidation distribution with respect to the founder shares held by them. There will be no distribution from the trust account with respect to ALDF’s warrants, which will expire worthless in the event ALDF dissolves and liquidates the trust account.
If the Extension Amendment Proposal is Approved
If the Extension Amendment Proposal, the Withdrawal Amendment Proposal and the Trust Agreement Amendment Proposal are approved, the amendment to ALDF’s Articles, in substantially the form that appears in Annex A hereto, will be adopted with immediate effect and ALDF will proceed to file the amendment to the Articles, together with any other necessary documents, with the Cayman Islands Registrar of Companies. ALDF will then continue to attempt to identify and consummate a Business Combination by the Extended Date, January 23, 2028. ALDF will remain a reporting company under the Exchange Act and its units, public shares and warrants will remain publicly traded during this time.
You are not being asked to vote on a Business Combination at the Extraordinary General Meeting. If the Extension Amendment Proposal, the Withdrawal Amendment Proposal and the Trust Agreement Amendment Proposal are approved and you do not elect to redeem your public shares, provided that you are a shareholder on the record date for a meeting to consider a Business Combination, you will retain the right to vote on a Business Combination when it is submitted to shareholders and the right to redeem your public shares for cash in the event a Business Combination is approved and completed or we have not consummated a Business Combination by the Extended Date. If ALDF enters into a definitive agreement with a target to consummate a Business Combination, the vote by ALDF shareholders to approve such Business Combination will occur at a separate meeting of ALDF shareholders, to be held at a later date, and the solicitation of proxies from ALDF shareholders in connection with such separate meeting, and the related right of ALDF shareholders to redeem in connection with such Business Combination (which is a separate right to redeem in addition to the right to redeem in connection with the Extension Amendment Proposal and the Withdrawal Amendment Proposal), will be the subject of a separate Proxy Statement/prospectus. If you want to ensure your public shares are redeemed in the event the Extension Amendment Proposal and the Withdrawal Amendment Proposal are approved, you should elect to “redeem” your Public Shares in connection with the Extraordinary General Meeting.
Redemption Rights
In connection with the Extension Amendment Proposal and contingent upon the approval of the Extension Amendment Proposal, the Withdrawal Amendment Proposal, the Trust Agreement Amendment Proposal and the Extensions, each public shareholder may seek to redeem all or a portion of its public shares for a pro rata portion of the funds available in the trust account, less any taxes owed on such funds but not yet paid. If you exercise your redemption rights, you will be exchanging your public shares for cash and will no longer own the shares. Notwithstanding the foregoing, even if the Extension Amendment Proposal and the Withdrawal Amendment Proposal are approved, the board of directors of ALDF may nevertheless resolve to liquidate the Company on the Deadline Date.
Notwithstanding the foregoing, pursuant to our Articles, a public shareholder, together with any affiliate of such public shareholder or any other person with whom such public shareholder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act), will be restricted from redeeming its public shares with respect to more than an aggregate of 15% of the public shares, without the Company’s consent. Accordingly, if a public shareholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the public shares, then any such shares in excess of that 15% limit would not be redeemed for cash.
On September 15, 2026, the redemption price per public share was approximately $10.83 (which is expected to be the same approximate price per public share on the date of the scheduled vote at the Extraordinary General Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $249,288,671.89 as of September 15, 2026 (including interest not previously released to ALDF to pay its taxes), divided by the total number of then-outstanding Public Shares. The closing price of the public shares on the Nasdaq Global Market, LLC (“Nasdaq”) on September 15, 2026 was $10.82. Accordingly, if the market price of the public shares were to remain the same until the date of the Extraordinary General Meeting, exercising redemption rights would result in a holder of public shares receiving approximately $0.01 more per share than if the public shares were sold in the open market. ALDF cannot assure public shareholders that they will be able to sell their public shares in the open market, even if the market price per public share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such public shareholders wish to sell their public shares. ALDF believes that such redemption right enables its holders of public shares to determine whether to sustain their investments for an additional period if ALDF does not complete a Business Combination on or before the Deadline Date.
Vote Required for Approval
The approval of the Extension Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of two-thirds (2/3) of the issued and outstanding Ordinary Shares entitled to vote and who, being present virtually or represented by proxy at the Extraordinary General Meeting or any adjournment thereof, vote on such matter. Failure to vote in person (including virtually) or by proxy at the Extraordinary General Meeting, abstentions from voting or broker non-votes will have no effect on the outcome of any vote on the Extension Amendment Proposal.
Our Board will abandon and not implement the Extension Amendment unless our shareholders approve the Extension Amendment Proposal, the Withdrawal Amendment Proposal, and the Trust Agreement Amendment Proposal. Notwithstanding the foregoing, the board of directors of ALDF may nevertheless resolve to liquidate the Company on the Deadline Date.
Full Text of Resolution
“RESOLVED, as a special resolution, that the Amended and Restated Memorandum and Articles of Association of the Company, as amended by special resolution adopted on October 21, 2024, be further amended by the deletion of the current Article 186(a) in its entirety and the insertion of the following language in its place:
In the event that:
(a)    the Company does not consummate a Business Combination within 24 months from the consummation of the IPO (the “Deadline Date”) or such later date as approved by a resolution of the board of directors of the Company, at the request of the Sponsor, to extend the Deadline Date to consummate a Business Combination up to fifteen (15) times, each by an additional one (1) month, for a total of up to fifteen (15) months from the Deadline Date to complete a Business Combination, subject to the Sponsor depositing additional funds into the Trust Account as set out in the investment management trust agreement dated 21 October 2024 by and between (1) the Company and (2) Continental Stock Transfer & Trust Company (as amended) or such later time as the Members may approve by Special Resolution in accordance with these Articles, or”

Recommendation of the Board
THE BOARD RECOMMENDS THAT ALDF SHAREHOLDERS VOTE “FOR”
THE EXTENSION AMENDMENT PROPOSAL.
Our Board expresses no opinion as to whether you should redeem your public shares. The existence of financial and personal interests of our directors and officers may result in a conflict of interest on the part of one or more of the directors or officers between what he, she or they may believe is in the best interests of the Company and its shareholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that shareholders vote for the proposals.

PROPOSAL NO. 2 — THE WITHDRAWAL AMENDMENT PROPOSAL
Overview
ALDF is proposing to amend Article 186 (b) (ii) of the Articles to reduce the amount of interest earned on the trust account that the Company is entitled to withdraw from the trust account to cover liquidation and dissolution expenses from $100,000 to $25,000 (the “Withdrawal Amendment Proposal”). A copy of the proposed amendment to the Amended and Restated Memorandum and Articles of Association of ALDF is attached to this Proxy Statement as part of Annex A.
Reasons for the Withdrawal Amendment Proposal
In connection with the Trust Agreement Amendment Proposal, ALDF is proposing to amend Section 1(i) of the existing Trust Agreement to reduce the amount of interest earned on the trust account that the Company is entitled to withdraw from the trust account to cover liquidation and dissolution expenses from $100,000 to $25,000. If this reduction in the amount available to dissolution expenses is implemented, ALDF will fund any costs and expenses associated with its dissolution and liquidation beyond the $25,000 limit from sources outside the trust account, to the extent such funds are available.
However, the Articles currently provide that ALDF is entitled to withdraw the sum of US$100,000 from the trust account to cover liquidation and dissolution expenses.
Accordingly, to ensure that the Articles are consistent with the proposed changes to the existing Trust Agreement, it is necessary to amend Article 186 (b) (ii) of the Articles to reduce the amount of interest earned on the trust account that the Company is entitled to withdraw from the trust account to cover liquidation and dissolution expenses from $100,000 to $25,000.
If the Withdrawal Amendment Proposal is Not Approved
The approval of the Withdrawal Amendment Proposal is essential to the implementation of our Board’s plan to extend the date by which we must consummate a Business Combination. Therefore, our Board will abandon and not implement the Withdrawal Amendment unless our shareholders approve the Extension Amendment Proposal and the Withdrawal Amendment Proposal and the other conditions to implementing the Extension Amendment and the Withdrawal Amendment and Extension are satisfied or waived. If the Extension Amendment Proposal and the Withdrawal Amendment Proposal are not approved and a Business Combination is not consummated by the Deadline Date, or such later date that may be approved by ALDF shareholders, ALDF shall (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account including interest earned on the funds held in the trust account and not previously released to us to pay our taxes and dissolution expenses, divided by the number of then-outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, dissolve and liquidate, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.
The initial shareholders have waived their rights to participate in any liquidation distribution with respect to the founder shares held by them. There will be no distribution from the trust account with respect to ALDF’s warrants, which will expire worthless in the event ALDF dissolves and liquidates the trust account.
If the Withdrawal Amendment Proposal is Approved
If the Withdrawal Amendment Proposal is approved, the amendment to ALDF’s Articles, in substantially the form that appears in Annex A hereto, will be adopted with immediate effect and ALDF will proceed to file the amendment to the Articles, together with any other necessary documents, with the Cayman Islands Registrar of Companies. ALDF will then continue to attempt to identify and consummate a Business Combination by until the Extended Date, January 23, 2028. ALDF will remain a reporting company under the Exchange Act and its units, public shares and warrants will remain publicly traded during this time.
You are not being asked to vote on a Business Combination at the Extraordinary General Meeting. If the Withdrawal Amendment Proposal is approved and implemented and you do not elect to redeem your public shares, provided that you are a shareholder on the record date for a meeting to consider a Business Combination, you will retain the right to vote on a Business Combination when it is submitted to shareholders and the right to redeem your public shares for cash in the event a Business Combination is approved and completed or we have not consummated a Business Combination by the Extended Date. If ALDF enters into a definitive agreement with a target to consummate a Business Combination, the vote by ALDF shareholders to approve such Business Combination will occur at a separate meeting of ALDF shareholders, to be held at a later date, and the solicitation of proxies from ALDF shareholders in connection with such separate meeting, and the related right of ALDF shareholders to redeem in connection with such Business Combination (which is a separate right to redeem in addition to the right to redeem in connection with the Withdrawal Amendment Proposal), will be the subject of a separate Proxy Statement/prospectus. If you want to ensure your public shares are redeemed in the event the Withdrawal Amendment Proposal is approved, you should elect to “redeem” your Public Shares in connection with the Extraordinary General Meeting.
Redemption Rights
In connection with the Withdrawal Amendment Proposal and contingent upon the approval and the implementation of the Extension Amendment Proposal, the Withdrawal Amendment Proposal, the Trust Agreement Amendment Proposal and the Extension, each public shareholder may seek to redeem all or a portion of its public shares for a pro rata portion of the funds available in the trust account, less any taxes owed on such funds but not yet paid. If you exercise your redemption rights, you will be exchanging your public shares for cash and will no longer own the shares.
Notwithstanding the foregoing, even if the Withdrawal Amendment Proposal is approved, the board of the Company may resolve to liquidate the Company on the Deadline Date.
Notwithstanding the foregoing, pursuant to our Articles, a public shareholder, together with any affiliate of such public shareholder or any other person with whom such public shareholder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Exchange Act), will be restricted from redeeming its public shares with respect to more than an aggregate of 15% of the public shares, without the Company’s consent. Accordingly, if a public shareholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the public shares, then any such shares in excess of that 15% limit would not be redeemed for cash.
On September 15, 2026, the redemption price per public share was approximately $10.83 (which is expected to be the same approximate price per public share on the date of the scheduled vote at the Extraordinary General Meeting), based on the aggregate amount on deposit in the Trust Account of approximately $249,288,671.89 as of September 15, 2026 (including interest not previously released to ALDF to pay its taxes), divided by the total number of then-outstanding Public Shares. The closing price of the public shares on the Nasdaq Global Market, LLC (“Nasdaq”) on September 15, 2026 was $10.82.
Accordingly, if the market price of the public shares were to remain the same until the date of the Extraordinary General Meeting, exercising redemption rights would result in a holder of public shares receiving approximately $0.01 more per share than if the public shares were sold in the open market. ALDF cannot assure public shareholders that they will be able to sell their public shares in the open market, even if the market price per public share is lower than the redemption price stated above, as there may not be sufficient liquidity in its securities when such public shareholders wish to sell their public shares. ALDF believes that such redemption right enables its holders of public shares to determine whether to sustain their investments for an additional period if ALDF does not complete a Business Combination on or before the Deadline Date.

Vote Required for Approval
The approval of the Withdrawal Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of two-thirds (2/3) of the issued and outstanding Ordinary Shares entitled to vote and who, being present virtually or represented by proxy at the Extraordinary General Meeting or any adjournment thereof, vote on such matter. Failure to vote in person (including virtually) or by proxy at the Extraordinary General Meeting, abstentions from voting or broker non-votes will have no effect on the outcome of any vote on the Withdrawal Amendment Proposal.
Our Board will abandon and not implement the Withdrawal Amendment unless our shareholders approve the Withdrawal Amendment Proposal, the Extension Amendment Proposal and the Trust Agreement Amendment Proposal.
Notwithstanding the foregoing, the board of ALDF may nevertheless resolve to liquidate the Company on the Deadline Date.
Full Text of Resolution
“RESOLVED, as a special resolution, that the Amended and Restated Memorandum and Articles of Association of the Company, as amended by special resolution adopted on October 21, 2024, be further amended by the deletion of “US$100,000” in line 5 of Article 186 (b) (ii) and the insertion of “US$25,000”.
THE BOARD RECOMMENDS THAT ALDF SHAREHOLDERS VOTE “FOR”
THE WITHDRAWAL AMENDMENT PROPOSAL.
Our Board expresses no opinion as to whether you should redeem your public shares. The existence of financial and personal interests of our directors and officers may result in a conflict of interest on the part of one or more of the directors or officers between what he, she or they may believe is in the best interests of the Company and its shareholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that shareholders vote for the proposals.

PROPOSAL NO. 3 — THE TRUST AGREEMENT AMENDMENT PROPOSAL
Overview
ALDF is proposing to amend its Trust Agreement to allow the Company to extend the Deadline Date up to fifteen (15) times for an additional one (1) month each time from the Deadline Date to January 23, 2028 by providing five days’ advance notice to the Trustee prior to the applicable Deadline Date or the applicable deadline, and by depositing into the Trust Account, for each one-month extension, the Extension Payment. In addition, ALDF is proposing to amend Section 1(i) of the Trust Agreement to reduce the amount of interest earned on the trust account that the Company is entitled to withdraw from the trust account to cover liquidation and dissolution expenses from $100,000 to $25,000. A copy of the proposed amendment to the Trust Agreement is attached to this Proxy Statement as part of Annex B.
Reasons for the Trust Agreement Amendment Proposal
The Trust Agreement currently provides that ALDF has until the Deadline Date to complete an initial Business Combination. The Board has determined that it is in the best interests of ALDF to seek an extension of the Deadline Date and have ALDF shareholders approve the Trust Agreement Amendment Proposal to allow for additional time to consummate a Business Combination. The Board believes that the current Deadline Date will not provide sufficient time to complete a Business Combination. However, even if the Trust Agreement Amendment Proposal is approved and the Trust Agreement Amendment Proposal is approved, there is no assurance that ALDF will be able to consummate a Business Combination by the Extended Date, January 23, 2028, given the actions that must occur prior to closing of a Business Combination.
If the Trust Agreement Amendment Proposal is approved, we may, subject to approval of the Extension Amendment Proposal, and the Withdrawal Amendment Proposal, by resolution of the Board, avail ourselves of fifteen (15) additional one-month extension periods to consummate a Business Combination, subject to the Sponsor or its affiliates or designees, upon five days’ advance notice prior to the applicable Business Combination deadline, depositing into the trust account for each such one-month extension, on or prior to the date of the applicable Business Combination deadline, $50,000 per one-month extension. In the event that the Board elects to extend the time to complete a Business Combination, pay the Extension Payment, and deposit the Extension Payment into the Trust Account, the Sponsor will receive a non-interest bearing, unsecured promissory note equal to the amount of the Extension Payment, which amount will not be repaid in the event that we are unable to close a Business Combination unless there are funds available outside the Trust Account to do so. Our Sponsor and its affiliates or designees are not obligated to fund the Trust Account to extend the time for us to complete our Business Combination. To the extent that some, but not all, of our Sponsor’s affiliates or designees, decide to extend the period of time to consummate our Business Combination, such affiliates or designees may deposit the entire amount required. If we are unable to consummate our Business Combination within such time period, we will, as promptly as possible but not more than 10 business days thereafter, redeem 100% of our public shares for a pro rata portion of the funds held in the trust account, including a pro rata portion of any interest earned on the funds held in the trust account and not previously released to us to pay our taxes and to cover liquidation and dissolution expenses, and then seek to dissolve and liquidate. However, we may not be able to distribute such amounts as a result of claims of creditors which may take priority over the claims of our public shareholders. In the event of our dissolution and liquidation, the warrants will expire and be worthless.
The Trust Agreement Amendment Proposal is essential to allowing ALDF additional time to consummate a Business Combination in the event a Business Combination is for any reason not completed on or before the Deadline Date. Approval of the Trust Agreement Amendment Proposal is a condition to the implementation of the Trust Agreement Amendment. Notwithstanding the foregoing, even if the Trust Agreement Amendment Proposal is approved, the board of directors of ALDF may nevertheless resolve to liquidate the Company on the Deadline Date.
ALDF is also proposing to reduce the amount of interest earned on the trust account that the Company is entitled to withdraw from the trust account to cover liquidation and dissolution expenses from $100,000 to $25,000. If this reduction in the amount available to dissolution expenses is implemented, ALDF will fund any costs and expenses associated with its dissolution and liquidation beyond the $25,000 limit from sources outside the trust account, to the extent such funds are available.
If the Trust Agreement Amendment Proposal is Not Approved
The approval of the Trust Agreement Amendment Proposal, the Withdrawal Amendment Proposal and the approval of the Extension Amendment Proposal are essential to the implementation of our Board’s plan to extend the date by which we must consummate our initial Business Combination. Therefore, our Board will abandon and not implement the Trust Agreement Amendment unless our shareholders approve the Trust Agreement Amendment Proposal, the Withdrawal Amendment Proposal, the Extension Amendment Proposal and the other conditions to implementing the Trust Agreement Amendment, the Extension Amendment and the Withdrawal Amendment are satisfied or waived. If the Trust Agreement Amendment Proposal is not approved and a Business Combination is not consummated by the Deadline Date, or such later date that may be approved by ALDF shareholders, ALDF (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes or to cover dissolution expenses, divided by the number of then-outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, dissolve and liquidate the Company, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.
The initial shareholders have waived their rights to participate in any liquidation distribution with respect to the founder shares held by them. There will be no distribution from the trust account with respect to ALDF’s warrants, which will expire worthless in the event ALDF dissolves and liquidates the trust account.
If the Trust Agreement Amendment Proposal is Approved
If the Trust Agreement Amendment Proposal, the Withdrawal Amendment Proposal and the Extension Amendment Proposal are approved, the Company will then continue to attempt to identify and consummate a business combination until the applicable Deadline Date or until the Board determines in its sole discretion that it will not be able to consummate an initial business combination by the applicable Deadline Date as described below and does not wish to seek an additional extension.
You are not being asked to vote on a Business Combination at the Extraordinary General Meeting. If the Extension is implemented and you do not elect to redeem your public shares, provided that you are a shareholder on the record date for a meeting to consider a Business Combination, you will retain the right to vote on a Business Combination when it is submitted to shareholders and the right to redeem your public shares for cash in the event a Business Combination is approved and completed or we have not consummated a Business Combination by the Extended Date. If ALDF enters into a definitive agreement with a target to consummate a Business Combination, the vote by ALDF shareholders to approve such Business Combination will occur at a separate meeting of ALDF shareholders, to be held at a later date, and the solicitation of proxies from ALDF shareholders in connection with such separate meeting, and the related right of ALDF shareholders to redeem in connection with such Business Combination (which is a separate right to redeem in addition to the right to redeem in connection with the Trust Agreement Amendment Proposal), will be the subject of a separate Proxy Statement/prospectus. If you want to ensure your Public Shares are redeemed in the event the Trust Agreement Amendment Proposal is approved, you should elect to “redeem” your Public Shares in connection with the Extraordinary General Meeting.
Vote Required for Approval
The approval of the Trust Agreement Amendment Proposal requires a special resolution under Cayman Islands law, being the affirmative vote of the holders of two-thirds (2/3) of the issued and outstanding Ordinary Shares entitled to vote and who, being present virtually or represented by proxy at the Extraordinary General Meeting or any adjournment thereof, vote on such matter. Failure to vote in person (including virtually) or by proxy at the Extraordinary General Meeting, abstentions from voting or broker non-votes will have no effect on the outcome of any vote on the Trust Agreement Amendment Proposal.
Our Board will abandon and not implement the Trust Agreement Amendment unless our shareholders approve the Trust Agreement Amendment Proposal, the Withdrawal Amendment Proposal and the Extension Amendment Proposal. Notwithstanding the foregoing, the board of directors of ALDF may nevertheless resolve to liquidate the Company on the Deadline Date.
Full Text of Resolution
“RESOLVED, as a special resolution, that the Trust Agreement be amended (i) to allow the Company to extend the date on which the Trustee must liquidate the trust account established by the Company in connection with the IPO (the “trust account”) if the Company has not completed its initial business combination by the Deadline Date, or extended such date on a monthly basis up to fifteen times (or 15 months) until the Extended Date by depositing $50,000 into the trust account for each one-month extension from the Deadline Date to the Extended Date, and (ii) to reduce the amount of interest earned on the trust account that the Company is entitled to withdraw from the trust account to cover liquidation and dissolution expenses from $100,000 to $25,000.”
Recommendation of the Board
THE BOARD RECOMMENDS THAT ALDF SHAREHOLDERS VOTE “FOR”
THE TRUST AGREEMENT AMENDMENT PROPOSAL.
The existence of financial and personal interests of our directors and officers may result in a conflict of interest on the part of one or more of the directors or officers between what he, she or they may believe is in the best interests of the Company and its shareholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that shareholders vote for the proposals.

PROPOSAL NO. 4
THE DIRECTOR ELECTION PROPOSAL
Our board of directors is currently composed of five members. At the Extraordinary General Meeting, two Class II directors will be elected for a three-year term. Each director’s term continues until the election and qualification of his or her successor, or such director’s earlier death, resignation, or removal.
Nominees
Our Nominating and Corporate Governance Committee has recommended, and our board of directors has approved, Stuart Kovensky and Meltem Demirors as nominees for appointment as Class II directors on our board of directors at the Extraordinary General Meeting. If appointed, Stuart Kovensky and Meltem Demirors will serve as directors until the 2029 annual general meeting of the Company, until a successor is duly elected and qualified, or until his or her earlier death, resignation or removal. Stuart Kovensky and Meltem Demirors are currently directors of the Company. For information concerning the nominees, please see the section titled “Board of Directors, Executive Officers and Corporate Governance”.
If you are a shareholder of record and you sign and date your proxy card but do not give instructions with respect to the voting on the Director Election Proposal, your shares will be voted “FOR” the appointment of Stuart Kovensky and Meltem Demirors as Class II directors; however, in the event that the director nominee is unable or declines to serve as a director at the time of the Extraordinary General Meeting, the proxies will be voted for any nominee who shall be designated by our board of directors to fill such vacancy. If you are a street name shareholder and you do not give voting instructions to your broker or nominee, your broker will leave your shares un-voted on this matter.
Vote Required
The election of the Class II directors must be approved by an ordinary resolution under Cayman Islands law and the Articles, being the affirmative vote of a simple majority of the votes cast by the holders of the issued and outstanding Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon at the Extraordinary General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Extraordinary General Meeting.
Full Text of the Resolution
“RESOLVED, as an ordinary resolution, that Stuart Kovensky and Meltem Demirors each be appointed as a Class II director on the Company’s board of directors to serve until the 2029 annual general meeting of the Company, until his or her successor is duly elected and qualified, or until his or her earlier death, resignation or removal.”
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE
NOMINEES NAMED ABOVE AND THE APPROVAL OF THE DIRECTOR ELECTION PROPOSAL.

PROPOSAL NO. 5
THE AUDITOR RATIFICATION PROPOSAL
Upon the recommendation of the audit committee of our board of directors, our board of directors proposes that the shareholders ratify by ordinary resolution the appointment of Fruci & Associates II, PLLC to serve as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2025. Fruci & Associates II, PLLC served as the independent registered public accounting firm of the Company for the fiscal year ended December 31, 2025. Our audit committee is submitting the appointment of Fruci & Associates II, PLLC to our shareholders because we value our shareholders’ view on our independent registered public accounting firm and as a matter of good corporate governance. Representatives of Fruci & Associates II, PLLC are expected to be present at the Extraordinary General Meeting, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions. If our shareholders do not ratify the appointment of Fruci & Associates II, PLLC, our board of directors may reconsider the appointment.
Fees Paid to the Independent Registered Public Accounting Firm
Fees for professional services provided by our independent registered public accounting firm for the past two fiscal years include:
	For Fiscal Year ended December 31, 2025	For Fiscal Year Ended December 31, 2024
Audit fees(1)	$29,500	$29,000
Audit-related fees(2)	—	$11,000
Tax fees(3)	—	—
All other fees	—	—
Total fees	$29,500	$40,000

(1)
Audit fees.   Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and services that are normally provided by our independent registered public accounting firm in connection with statutory and regulatory filings.

(2)
Audit-related fees.   Audit-related fees consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our year-end financial statements and are not reported under “Audit Fees”. These services include attest services that are not required by statute or regulation and consultation concerning financial accounting and reporting standards.

(3)
Tax fees.   Tax fees consist of fees billed for professional services relating to tax compliance, tax planning, tax advice and financial and tax due diligence.

Auditor Independence
During the fiscal year ended December 31, 2025, there were no other professional services provided by Fruci & Associates II, PLLC, other than those listed above, that would have required our audit committee to consider their compatibility with maintaining the independence of Fruci & Associates II, PLLC.
Audit Committee Policy on Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm
The audit committee is responsible for appointing, setting compensation and overseeing the work of the independent auditors. In recognition of this responsibility, the audit committee shall review and, in its sole discretion, pre-approve all audit and permitted non-audit services to be provided by the independent auditors as provided under the audit committee charter.

Vote Required
The ratification of the appointment of Fruci & Associates II, PLLC requires an ordinary resolution under Cayman Islands law and the Articles, being the affirmative vote of a simple majority of the votes cast by the holders of the issued and outstanding Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon at the Extraordinary General Meeting. Abstentions, while considered present for the purposes of establishing a quorum, will not count as votes cast at the annual meeting. Brokers are entitled to vote on this proposal, and therefore broker non-votes are not expected to exist and will have no effect on the outcome of this proposal.
Full Text of the Resolution
“RESOLVED, as an ordinary resolution, that the appointment of Fruci & Associates II, PLLC as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2025 be ratified, approved and confirmed in all respects.”
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF FRUCI & ASSOCIATES II, PLLC AND THE APPROVAL OF THE AUDITOR RATIFICATION PROPOSAL.

REPORT OF THE AUDIT COMMITTEE
The audit committee has reviewed and discussed our audited financial statements with management, and has discussed with our independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standard No. 1301, as adopted by the Public Company Accounting Oversight Board (the “PCAOB”). Additionally, the audit committee has received the written disclosures from our independent registered public accounting firm, as required by the applicable requirements of the PCAOB regarding our independent registered public accounting firm’s communications with the audit committee concerning independence, and has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence. Based upon such review and discussion, the audit committee recommended to our board of directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 for filing with the SEC.
Submitted by:
Audit Committee of our Board of Directors
Charles E. Nearburg
Stuart Kovensky
Meltem Demirors
The information contained in this Audit Committee Report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), except to the extent that the Company specifically requests that the information be treated as soliciting material or specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

PROPOSAL NO. 6
THE ADJOURNMENT PROPOSAL
Overview
The Adjournment Proposal, if adopted, will allow our board of directors to adjourn the Extraordinary General Meeting to a later date or dates to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, the Withdrawal Amendment Proposal, the Trust Agreement Amendment Proposal, the Director Election Proposal and/or the Auditor Ratification Proposal. The Adjournment Proposal will only be presented at the Extraordinary General Meeting if, based on the tabulated votes, there are not sufficient votes at the time of the Extraordinary General Meeting to approve the aforementioned proposals, in which case the Adjournment Proposal will be the only proposal presented at the Extraordinary General Meeting.
Consequences if the Adjournment Proposal Is Not Approved
If the Adjournment Proposal is not approved by our shareholders, our board of directors may not be able to adjourn the Extraordinary General Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, the Withdrawal Amendment Proposal, the Trust Agreement Amendment Proposal, the Director Election Proposal and/or the Auditor Ratification Proposal.
Vote Required
The Adjournment Proposal requires an ordinary resolution under Cayman Islands law and the Articles, being the affirmative vote of a simple majority of the votes cast by the holders of the outstanding Ordinary Shares who are present in person or represented by proxy and entitled to vote thereon at the Extraordinary General Meeting. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, will not count as votes cast at the Extraordinary General Meeting.
Full Text of the Resolution
“RESOLVED, as an ordinary resolution, that the adjournment of the Extraordinary General Meeting to a later time, date and place to be determined by the chairman of the Extraordinary General Meeting be and is hereby authorized and approved.”
OUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE
“FOR” THE ADJOURNMENT PROPOSAL.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information available to us as of September 15, 2026, with respect to our Ordinary Shares held by:
•
each person known by us to be the beneficial owner of more than 5% of our outstanding Ordinary Shares;

•
each of our directors and executive officers that beneficially owns Ordinary Shares; and

•
all our directors and executive officers as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to the Ordinary Shares beneficially owned by them. The following table does not reflect record of beneficial ownership of the Public Warrants, Private Unit Warrants and $15 Private Warrants that are not exercisable within 60 days of September 15, 2026.
	Class A ordinary shares		Class B ordinary shares
Name and Address of Beneficial Owner(1)	Number of shares benefically owned	Approximate percentage of class	Number of shares benefically owned	Approximate percentage of class	Approximate percentage of ordinary class
Aldel Investors II LLC(2)(3)	440,000	*	5,470,714	88.8%	18.3%
Robert I. Kauffman(3)(4)	440,000	*	5,558,214	90.2%	18.6%
Hassan R. Baqar	—	—	70,000	1.14%	*
Charles Nearburg	—	—	25,000	*	*
Stuart Kovensky	—	—	25,000	*	*
Jonathan Marshall	—	—	25,000	*	*
Meltem Demirors	—	—	25,000	*	*
All officers, directors and director nominees as a group (6 persons)	440,000	*	5,728,214	93.2%	19.2%

*
Less than one percent

(1)
Unless otherwise noted, the business address of each of the following is 104 S. Walnut Street, Unit 1A, Itasca, IL 60143.

(2)
Interests include founder shares, classified as Class B ordinary shares. Such shares will automatically convert into Class A ordinary shares concurrently with or immediately following the consummation of our Business Combination, or earlier at the option of the holders thereof, on a one-for-one basis, Class A ordinary shares issuable pursuant to a private placement.

(3)
Aldel Investors II LLC is the record holder of the shares reported herein. Robert I. Kauffman is the managing member of Aldel Investors II LLC. Mr. Kauffman has voting and investment discretion with respect to the ordinary shares held of record by Aldel Investors II LLC.

(4)
Includes 87,500 founder shares held by Mr. Kauffman in his individual capacity.

Our initial shareholders beneficially own approximately 21.0% of our issued and outstanding Class B Ordinary Shares. Because of its ownership block, our Sponsor may be able to effectively influence the outcome of all other matters requiring approval by our shareholders, including amendments to our Articles and approval of significant corporate transactions.
Our initial shareholders have agreed not to transfer, assign or sell any of their founder shares and any Class A ordinary shares issuable upon conversion thereof until the earlier to occur of: (i) one year after the completion of our initial business combination or (ii) the date on which we complete a liquidation, merger, share exchange or other similar transaction after our initial business combination that results in all of our shareholders having the right to exchange their Class A ordinary shares for cash, securities or other property; except to certain permitted transferees. In addition, we could agree to permit the holders of our founder shares to transfer shares or agree to cancel such securities. Although no such transfers or cancellations are contemplated, we could agree to permit such transfer or cancellation to facilitate the closing of a business combination. Any permitted transferees will be subject to the same restrictions and other agreements of our initial shareholders with respect to any founder shares. Notwithstanding the foregoing, if (1) the closing price of our Class A ordinary shares equals or exceeds $12.00 per share (as adjusted for share sub-divisions, share capitalizations, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after our initial business combination or (2) if we consummate a transaction after our initial business combination which results in our shareholders having the right to exchange their shares for cash, securities or other property, the founder shares will be released from the lock-up.
The purchasers of the private placement securities also agreed not to transfer, assign or sell any of the private placement securities, including the underlying shares and warrants (except in connection with the same limited exceptions that the founders’ shares may be transferred as described above), until 30 days after the completion of our initial business combination.

RELATED PARTY TRANSACTIONS
On July 19, 2024, our Sponsor paid $25,000, or approximately $0.004 per share, to cover certain expenses on our behalf in consideration of 5,750,000 Class B ordinary shares, which we refer to as the founder shares. On August 13, 2024, the Sponsor transferred 690,000 founder shares to our officers, directors, senior advisor, and FG Merchant Partner LP, resulting in the Sponsor holding 5,060,000 founder shares. On September 25, 2024, the Sponsor purchased an additional 410,714 founder shares for $0.004 per share, resulting in our initial shareholders holding an aggregate of 6,160,714 founder shares (5,470,714 of which are held by the Sponsor).
Our Sponsor purchased an aggregate of 477,500 private units, each exercisable to purchase one Class A Ordinary Share at $11.50 per share, at a price of $10.00 per unit, in a private placement that closed simultaneously with the closing of our initial public offering. The private units are identical to the units sold in our initial public offering except that, so long as they are held by our Sponsor or its permitted transferees, the private units (including the component securities as well as any securities underlying those component securities) (i) may not, subject to certain limited exceptions, be transferred, assigned or sold by the holders until 30 days after the completion of our initial business combination and (ii) will be entitled to registration rights. We entered into a registration rights agreement with respect to the founder shares and private units.
Prior to or in connection with the completion of our initial business combination, there may be payment by the company to our Sponsor, officers or directors, advisors, or our or their affiliates, of a finder’s fee, advisory fee, consulting fee or success fee for any services they render in order to effectuate the completion of our initial business, which, if made prior to the completion of our initial business combination, will be paid from funds held outside the trust account.
We will reimburse our Sponsor or an affiliate thereof in an amount equal to $20,000 per month for office space, utilities and secretarial and administrative support made available to us. Upon completion of our initial business combination or our liquidation, we will cease paying these monthly fees.
In addition, in order to finance transaction costs in connection with an intended initial business combination, our Sponsor or an affiliate of our Sponsor or certain of our officers and directors may, but are not obligated to, loan us funds as may be required on a non-interest basis. If we complete an initial business combination, we would repay such loaned amounts. In the event that the initial business combination does not close, we may use amounts held outside the trust account to repay such loaned amounts but no proceeds from our trust account would be used for such repayment. Up to $1,500,000 of such loans may be convertible into private units of the post business combination entity at a price of $10.00 per unit at the option of the applicable lender. Such units would be identical to the private units. Except as set forth above, the terms of such loans, if any, have not been determined and no written agreements exist with respect to such loans. Prior to the completion of our initial business combination, we do not expect to seek loans from parties other than our Sponsor or an affiliate of our Sponsor as we do not believe third parties will be willing to loan such funds and provide a waiver against any and all rights to seek access to funds in our trust account.
We have until the date that is 24 months from the closing of this offering (as may be extended by shareholder approval to amend our amended and restated memorandum and articles of association to extend the date by which we must consummate our initial business combination) or until such earlier liquidation date as our board of directors may approve, to consummate our initial business combination. If we anticipate that we may be unable to consummate our initial business combination within such 24-month period, we may seek shareholder approval to amend our amended and restated memorandum and articles of association to extend the date by which we must consummate our initial business combination. There are no limitations on the number of times we may seek shareholder approval for an extension or the length of time of any such extension. However, if we seek shareholder approval for an extension, holders of public shares will be offered an opportunity to redeem their shares at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned thereon (less taxes payable), divided by the number of then issued and outstanding public shares, subject to applicable law.
Any of the foregoing payments to our Sponsor, repayments of loans from our Sponsor or repayments of working capital loans prior to our initial business combination will be made using funds held outside the trust account.

After our initial business combination, members of our management team who remain with us may be paid consulting, management or other fees from the combined company with any and all amounts being fully disclosed to our shareholders, to the extent then known, in the proxy solicitation or tender offer materials, as applicable, furnished to our shareholders. It is unlikely the amount of such compensation will be known at the time of distribution of such tender offer materials or at the time of a general meeting held to consider our initial business combination, as applicable, as it will be up to the directors of the post-combination business to determine executive and director compensation.
Policy for Approval of Related Party Transactions
The audit committee of our board of directors has adopted a policy setting forth the policies and procedures for its review and approval or ratification of “related party transactions.” A “related party transaction” is any consummated or proposed transaction or series of transactions: (i) in which the company was or is to be a participant; (ii) the amount of which exceeds (or is reasonably expected to exceed) the lesser of $120,000 or 1% of the average of the company’s total assets at year end for the prior two completed fiscal years in the aggregate over the duration of the transaction (without regard to profit or loss); and (iii) in which a “related party” had, has or will have a direct or indirect material interest. “Related parties” under this policy include: (i) our directors, nominees for director or officers or any person who has served in such roles since the beginning of the most recent fiscal year, even if he or she does not currently serve in that role; (ii) any record or beneficial owner of more than 5% of any class of our voting securities; (iii) any immediate family member of any of the foregoing if the foregoing person is a natural person; and (iv) any other person who maybe a “related person” pursuant to Item 404 of Regulation S-K under the Exchange Act. Pursuant to the policy, the audit committee will consider (i) the relevant facts and circumstances of each related party transaction, including if the transaction is on terms comparable to those that could be obtained in arm’s-length dealings with an unrelated third party, (ii) the extent of the related party’s interest in the transaction, (iii) whether the transaction contravenes our code of ethics or other policies, (iv) whether the audit committee believes the relationship underlying the transaction to be in the best interests of the company and its shareholders and (v) if the related party is a director or an immediate family member of a director, the effect that the transaction may have on a director’s status as an independent member of the board and on his or her eligibility to serve on the board’s committees. Management will present to the audit committee each proposed related party transaction, including all relevant facts and circumstances relating thereto. Under the policy, we may consummate related party transactions only if our audit committee approves or ratifies the transaction in accordance with the guidelines set forth in the policy. The policy will not permit any director or officer to participate in the discussion of, or decision concerning, a related person transaction in which he or she is the related party.
We are not prohibited from paying any fees (including advisory fees), reimbursements or cash payments to our sponsor, officers or directors, or our or their affiliates, for services rendered to us prior to or in connection with the completion of our initial business combination, including the following payments, all of which, if made prior to the completion of our initial business combination, will be paid from funds held outside the trust account:
•
reimbursement for office space, utilities and secretarial and administrative support made available to us by our sponsor or an affiliate thereof, in an amount equal to $20,000 per month;

•
Payment of consulting, success or finder fees to our sponsor, officers or directors, advisors, or our or their affiliates in connection with the consummation of our initial business combination;

•
We may engage our sponsor or an affiliate of our sponsor as an advisor or otherwise in connection with our initial business combination and certain other transactions and pay such person or entity a salary or fee in an amount that constitutes a market standard for comparable transactions;

•
Reimbursement for any out-of-pocket expenses related to identifying, investigating, negotiating and completing an initial business combination; and

•
Repayment of loans which may be made by our sponsor or an affiliate of our sponsor or certain of our officers and directors to finance transaction costs in connection with an intended initial business combination. Up to $1,500,000 of such loans may be convertible into private units of the post-business combination entity at a price of $10.00 per unit at the option of the applicable lender. Such units would be identical to the private units. Except for the foregoing, the terms of such loans, if any, have not been determined and no written agreements exist with respect to such loans.

OTHER MATTERS
Fiscal Year 2024 Annual Report and SEC Filings
Our financial statements for the year ended December 31, 2025, are included in our Annual Report on Form 10-K, filed with the SEC on March 25, 2026 (our “Annual Report”). This proxy statement and our Annual Report are available from the SEC at its website at www.sec.gov. You may also obtain a copy of our Annual Report without charge by sending a written request to Aldel Financial II Inc., 104 S. Walnut Street, Unit 1A, Itasca, IL, 60143.
Delivery of Documents to Shareholders
Pursuant to the rules of the SEC, we and services that we employ to deliver communications to our shareholders are permitted to deliver to two or more shareholders sharing the same address a single copy of each of our annual report to shareholders and our proxy statement. Upon written or oral request, we will deliver a separate copy of the annual report to shareholders and/or proxy statement to any shareholder at a shared address to which a single copy of each document was delivered and who wishes to receive separate copies of such documents. Shareholders receiving multiple copies of such documents may likewise request that we deliver single copies of such documents in the future. Shareholders receiving multiple copies of such documents may request that we deliver single copies of such documents in the future. Shareholders may notify us of their requests by calling or writing us at our principal executive offices at 104 S. Walnut Street, Unit 1A, Itasca, IL, 60143 or (847) 791 6817.
Where You Can Find More Information
We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this proxy statement, over the Internet at the SEC’s website at www.sec.gov. Those filings are also available free of charge to the public on, or accessible through, the Company’s corporate website under the heading “SEC FILINGS” at https://aldelfinancial.com. The Company’s website and the information contained on, or that can be accessed through, the website is not deemed to be incorporated by reference in, and is not considered part of, this proxy statement.
If you would like additional copies of this proxy statement or if you have questions about the proposals to be presented at the Extraordinary General Meeting, you should contact the Company at the following address and telephone number:
Aldel Financial II Inc.
104 S. Walnut Street, Unit 1A
Itasca, IL, 60143
(847) 791 6817
Attn: Hassan Baqar
You may also obtain these documents by requesting them in writing or by telephone from the Company’s proxy solicitation agent at the following address and telephone number:
Advantage Proxy, Inc.
PO Box 10904
Yakima, WA 98909
Individuals, please call toll-free: 866-894-0536
Email: Ksmith@advantageproxy.com
If you are a shareholder of the Company and would like to request documents, please do so by [           ], 2026 (five business days prior to the Extraordinary General Meeting), in order to receive them before the Extraordinary General Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.
* * *

Our board of directors does not know of any other matters to be presented at the Extraordinary General Meeting. If any additional matters are properly presented at the Extraordinary General Meeting, the persons named in the enclosed proxy card will have discretion to vote the shares they represent in accordance with their own judgment on such matters.
It is important that your shares be represented at the Extraordinary General Meeting, regardless of the number of shares that you hold. You are, therefore, urged to complete, sign, date and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.
THE BOARD OF DIRECTORS
SEPTEMBER [  ], 2026

ANNEX A
FORM OF AMENDMENTS TO
THE AMENDED AND RESTATED MEMORANDUM AND
ARTICLES OF ASSOCIATION
OF
ALDEL FINANCIAL II INC.
“RESOLVED, as a special resolution, that the Amended and Restated Memorandum and Articles of Association of the Company, as amended by special resolution adopted on October 21, 2024, be further amended by the deletion of the current Article 186(a) in its entirety and the insertion of the following language in its place:
In the event that:
(a)    the Company does not consummate a Business Combination within 24 months from the consummation of the IPO (the “Deadline Date”) or such later date as approved by a resolution of the board of directors of the Company, at the request of the Sponsor, to extend the Deadline Date to consummate a Business Combination up to fifteen (15) times, each by an additional one (1) month, for a total of up to fifteen (15) months from the Deadline Date to complete a Business Combination, subject to the Sponsor depositing additional funds into the Trust Account as set out in the investment management trust agreement dated 21 October 2024 by and between (1) the Company and (2) Continental Stock Transfer & Trust Company (as amended) or such later time as the Members may approve by Special Resolution in accordance with these Articles, or”
“RESOLVED, as a special resolution, that the Amended and Restated Memorandum and Articles of Association of the Company, as amended by special resolution adopted on October 21, 2024, be further amended by the deletion of “US$100,000” in line 5 of Article 186 (b) (ii) and the insertion of “US$25,000”.

A-1

ANNEX B
PROPOSED AMENDMENT
TO THE
INVESTMENT MANAGEMENT TRUST AGREEMENT
This Amendment No. 1 (this “Amendment”), dated as of [•], 2026, to the Existing Trust Agreement (as defined below) is made by and between Aldel Financial II Inc. (the “Company”) and Continental Stock Transfer & Trust Company, as trustee (“Trustee”). All terms used but not defined herein shall have the meanings assigned to them in the Existing Trust Agreement.
WHEREAS, the Company and the Trustee entered into an Investment Management Trust Agreement dated as of October 16, 2024 (the “Existing Trust Agreement”);
WHEREAS, Section 1(i) of the Trust Agreement sets forth the terms that govern the liquidation of the Company’s trust account (the “Trust Account”) under the circumstances described therein;
WHEREAS, at an extraordinary general meeting of the Company held on 5 October, 2026, the Company’s shareholders approved (i) a proposal to amend the Company’s Amended and Restated Memorandum and Articles of Association, dated as of October 21, 2024, to extend the date by which the Company must consummate a business combination up to fifteen (15) times from October 23, 2026 (the “Deadline Date”) to January 23, 2028, with each extension comprised of an additional one (1) month each time from the Deadline Date to January 23, 2028 by providing five days’ advance notice to the Trustee prior to the applicable Deadline Date and depositing into the Trust Account $50,000 per one-month extension two (2) days prior to such Extension.
NOW THEREFORE, IT IS AGREED:
1.   Section 1(i) of the Trust Agreement is hereby amended and restated in its entirety as follows:
“(i)   Commence liquidation of the Trust Account promptly after (x) receipt of, and only in accordance with the terms of, a letter from the Company (“Termination Letter”) in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, as applicable, signed on behalf of the Company by its Chief Executive Officer, Chief Financial Officer, President, Executive Vice President, Vice President, Secretary or Chairwoman of the board of directors of the Company (the “Board”) or other authorized officer of the Company, and, in the case of Exhibit A, acknowledged and agreed to by the Representative, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account, including interest earned on the funds held in the Trust Account (which interest shall be net of taxes paid or payable, less up to $25,000 of interest to pay liquidation and dissolution expenses), only as directed in the Termination Letter and the other documents referred to therein, or (y) October 23, 2026 (the “Deadline Date”) (provided that the Board, in its discretion, upon written notice to the Trustee, may extend the Deadline Date by one month for up to fifteen (15) times (each, an “Extensions”), but in no event to a date later than January 23, 2028) if a Termination Letter has not been received by the Trustee prior to such date, in which case the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B and the Property in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its taxes (less up to $25,000 of interest that may be released to the Company to pay dissolution expenses) shall be distributed to the Public Shareholders of record as of such date; provided, however, that the Company or Aldel Investors II LLC (or their respective affiliates or permitted designees) will deposit into the Trust Account $50,000 for each issued and outstanding Class A ordinary share, par value $0.0001, of the Company issued in the Offering (the “Public Shares”) that has not been redeemed for each Extension.

B-1

2.   The Existing Trust Agreement is hereby amended by adding Exhibit E, in the form as follows:
EXHIBIT E [LETTERHEAD OF COMPANY] [INSERT DATE]
Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, NY 10004
Attn: [•]
Re: Trust Account No. [    ] Extension Letter
Dear [•]:
Pursuant to the Investment Management Trust Agreement between Aldel Financial II Inc. (“Company”) and Continental Stock Transfer & Trust Company, dated as of October 23, 2024 (as amended, the “Trust Agreement”), this is to advise you that the Company is extending the time available to consummate a Business Combination for an additional one (1) month, from        (the “Applicable Deadline”) to        (the “Extension”).
This Extension Letter shall serve as the notice required with respect to Extension prior to the Applicable Deadline. Capitalized words used herein and not otherwise defined shall have the meanings ascribed to them in the Trust Agreement.
In accordance with the terms of the Trust Agreement, we hereby confirm that we have wired to you $50,000 for the Extension and authorize you to deposit such amount into Trust Account no later than two (2) days prior to the Applicable Deadline.
This is the first/second/third/fourth/fifth/sixth/seventh/eighth/ninth/tenth/eleventh/twelfth/thirteenth/fourteenth/fifteenth of up to fifteen Extension Letters.
Very truly yours,
Aldel Financial II Inc.
By:

Name:

Title:

cc:
BTIG, LLC

3.   All other provisions of the Existing Trust Agreement shall remain unaffected by the terms hereof.
4.   This Amendment may be signed in any number of counterparts, each of which shall be an original and all of which shall be deemed to be one and the same instrument, with the same effect as if the signatures thereto and hereto were upon the same instrument. A facsimile signature or electronic signature shall be deemed to be an original signature for purposes of this Amendment.
5.   This Amendment is intended to be in full compliance with the requirements for an Amendment to the Trust Agreement as required by Section 6(c) of the Trust Agreement, and every defect in fulfilling such requirements for an effective amendment to the Trust Agreement is hereby ratified, intentionally waived and relinquished by all parties hereto.
6.   This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction.

B-2

IN WITNESS WHEREOF, the parties have duly executed this Amendment to the Investment Management Trust Agreement as of the date first written above.
CONTINENTAL STOCK TRANSFER & TRUST COMPANY,
as Trustee
By:

Name:

Title:

ALDEL FINANCIAL II INC.
By:

Name:

Title:

ALDEL FINANCIAL II INC.
104 S. Walnut Street, Unit 1A
Itasca, IL, 60143
EXTRAORDINARY GENERAL MEETING IN LIEU OF ANNUAL GENERAL MEETING OF
SHAREHOLDERS
YOUR VOTE IS IMPORTANT
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
FOR THE EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS IN LIEU OF AN ANNUAL GENERAL MEETING OF SHAREHOLDERS TO BE HELD
ON [            ], 2026
The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice dated SEPTEMBER [   ], 2026 and Proxy Statement, dated SEPTEMBER [   ], 2026, in connection with the Extraordinary General Meeting to be held at 10:00 a.m. Eastern Time on , 2026 at the offices of Aldel Financial II Inc. (the “Company”), located at 104 S. Walnut Street, Unit 1A, Itasca, IL, 60143, and virtually via the Internet at https://www.cstproxy.com/aldelfinancialii/2026, (the “Extraordinary General Meeting”) for the sole purpose of considering and voting upon the following proposals, and hereby appoints Hassan Baqar (with full power to act alone), the attorney and proxy of the undersigned, with full power of substitution to each, to vote all of the ordinary shares of the Company registered in the name provided, which the undersigned is entitled to vote at the Extraordinary General Meeting and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the accompanying Proxy Statement.
THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE EXTENSION AMENDMENT PROPOSAL, “FOR” THE WITHDRAWAL AMENDMENT PROPOSAL, “FOR” THE TRUST AMENDMENT PROPOSAL, “FOR” THE DIRECTOR PROPOSAL AND “FOR” THE AUDITOR PROPOSAL, AND “FOR” THE ADJOURNMENT PROPOSAL, IF PRESENTED.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL PROPOSALS.
Important Notice Regarding the Availability of Proxy Materials for the Extraordinary General Meeting In Liew of an Annual General Meeting of Shareholders to be held on [            ], 2026:   This notice of meeting and the accompany proxy statement are available at https://www.cstproxy.com/aldelfinancialii/2026.
Proposal 1 — Extension Amendment Proposal	FOR	AGAINST	ABSTAIN
It is resolved, as a special resolution, that the Company’s Amended and Restated Memorandum and Articles of Association (the “Articles”) be amended to allow the Company to extend the date by which the Company must consummate a business combination from October 23, 2026 (the “Deadline Date”) (the date that is 24 months from the closing date of the Company’s initial public offering of units (the “IPO”)) on a monthly basis up to fifteen times until January 23, 2028 (the “Extended Date”) in accordance with the terms set forth in the Investment Management Trust Agreement, dated October 21, 2024 as amended (the “Trust Agreement”), by and between the Company and Continental Stock Transfer and Company (the “Trustee”).	☐	☐	☐
Proposal 2 — Withdrawal Amendment Proposal	FOR	AGAINST	ABSTAIN
It is resolved, as a special resolution, that Article 186 (b) (ii) of the Articles be amended to reduce the amount of interest earned on the trust account that the Company is entitled to withdraw from the trust account to cover liquidation and dissolution expenses from $100,000 to	☐	☐	☐

$25,000.
Proposal 3 — Trust Amendment Proposal	FOR	AGAINST	ABSTAIN
It is resolved as a special resolution that the Trust Agreement be amended(i) to allow the Company to extend the date on which the Trustee must liquidate the trust account established by the Company in connection with the IPO (the “trust account”) if the Company has not completed its initial business combination by the Deadline Date, or extended such date on a monthly basis up to fifteen times until the Extended Date by depositing $50,000 into the trust account for each one-month extension from the Deadline Date to the Extended Date, and (ii) to reduce the amount of interest earned on the trust account that the Company is entitled to withdraw from the trust account to cover liquidation and dissolution expenses from $100,000 to $25,000.	☐	☐	☐
Proposal 4 — Director Proposal
Elect two Class II Directors, Stuart Kovensky and Meltem Demirors, to the Board to serve as directors of the Company until the 2029 annual general meeting of the Company, until his or her successor is duly elected and qualified, or until his or her earlier death, resignation or removal.	FOR	AGAINST	ABSTAIN
Stuart Kovensky	☐	☐	☐
Meltem Demirors	☐	☐	☐
Proposal 5 — Auditor Proposal	FOR	AGAINST	ABSTAIN
Ratify the selection by our Audit Committee of Fruci & Associates II, PLLC to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025	☐	☐	☐
Proposal 6 — Adjournment Proposal	FOR	AGAINST	ABSTAIN
Approve the adjournment of the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, the Withdrawal Amendment Proposal, the Trust Amendment Proposal, the Director Proposal, the Auditor Proposal, or the Withdrawal Proposal which we refer to as the “Adjournment Proposal.	☐	☐	☐

Dated: , 2026 Shareholder’s Signature
Shareholder’s Signature
Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.
THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL SET FORTH IN PROPOSAL 1, “FOR” THE PROPOSAL SET FORTH IN PROPOSAL 2, “FOR” THE PROPOSAL SET FORTH IN PROPOSAL 3, “FOR” THE PROPOSAL SET FORTH IN PROPOSAL 4, “FOR” THE PROPOSAL SET FORTH IN PROPOSAL 5, AND “FOR” THE PROPOSAL SET FORTH IN PROPOSAL 6 IF SUCH PROPOSAL IS PRESENTED AT THE EXTRAORDINARY GENERAL MEETING IN LIEU OF ANNUAL GENERAL MEETING OF SHAREHOLDERS. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.